UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23270

Blackstone / GSO Floating Rate Enhanced Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1.	Report to Stockholders.

Blackstone

Blackstone / GSO Floating Rate Enhanced Income Fund (BGFREI)

Nasdaq:

BGFLX (Class I)

BGFTX (Class T)

BGFDX (Class D)

BGFPX (Class T-I)

Annual Report

September 30, 2019

Beginning with the Fund’s shareholder report for the period ending March 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with Blackstone Advisory Partners L.P. (the “Distributor”) or the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling 1-212-583-5200 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Distributor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-212-583-5200 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact your financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your common shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	6
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	38
Additional Information	39
Privacy Procedures	40
Approval of Investment Advisory Agreements	47
Trustees & Officers	51

Blackstone / GSO Floating Rate Enhanced Income Fund	Manager Commentary

September 30, 2019 (Unaudited)

To Our Shareholders:

Following the broad market selloff during the fourth quarter of 2018, U.S. credit markets have posted strong returns in 2019. However, it seemed rising tensions over trade, concerns about a weakening global economy, and potential future rate cuts weighed on U.S. loan performance intermittently during the year. Despite these headwinds, we believe overall investor sentiment remains positive, and the S&P/LSTA Leveraged Loan Index returned 6.8% year-to-date, bringing the last twelve months (“LTM”) performance to 3.1%. High yield bonds have also performed well year-to-date, returning 11.4% as the two rate cuts in 2019 from the Federal Reserve (the “Fed”) led investors to seek out fixed-coupon, longer-duration assets. For the LTM period ending September 30, 2019, high yield bonds returned 6.4%.

Loans and high yield bonds have exhibited a noticeable dispersion of performance by credit quality as investors rotated into higher-rated, higher-quality assets throughout 2019. For the LTM period ending September 30, 2019, BB and B-rated loans returned 4.0% and 3.2%, respectively, compared to CCC-rated loans, which returned -3.7%. Much of CCC-rated loan underperformance can be attributed to a $10 decrease in average loan prices for this rating category year-over-year, bringing the average bid price down to $79.57 as of September 30, 2019. High yield LTM returns have also primarily been boosted by higher quality bonds, with BB and B-rated high yield bonds returning 9.5% and 7.0%, respectively, versus -4.2% for CCC-rated high yield bonds. While both the loan and high yield markets have exhibited performance dispersion by rating, this trend is more pronounced in loans, due to Collateralized Loan Obligation (“CLO”) managers selling lower-quality loans likely in order to maintain optimal flexibility in managing their portfolios. This has exacerbated the price differential between single-B and CCC-rated loans, leaving the difference at its widest level in three years as of September 30, 2019.

12 Month Total Returns as of September 30, 2019
US Loans (S&P/LSTA Leveraged Loan Index)	3.10%
US High Yield Bonds (Bloomberg Barclays U.S. High Yield Index)	6.36%
3-month Treasury Bills (Bloomberg Barclays U.S. Treasury Bellwethers: 3 Month)	2.41%
10-Year Treasuries (Bloomberg Barclays U.S. Treasury Bellwethers: 10 Year)	15.15%
US Aggregate Bonds (Bloomberg Barclays U.S. Aggregate Index)	10.30%
US Investment Grade Bonds (Bloomberg Barclays U.S. Corporate Investment Grade Index)	13.00%
Emerging Markets (Bloomberg Barclays EM USD Aggregate Index)	10.60%
US Large Cap Equities (S&P 500® Index)	4.25%

Sources: Bloomberg, Barclays, S&P/LCD

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Loan new issuance has been subdued for the LTM period as bond-for-loan refinancings have increased while loan repricings have decreased. LTM gross loan issuance totaled $360 billion, a 57% decrease year-over-year, and loan issuance net of refinancing and repricing activity totaled $218 billion, a 27% decrease year-over-year. LTM loan issuance was largely driven by M&A activity, which accounted for 61% of total issuance. The continuation of dovish rhetoric and action from both the Fed and the European Central Bank seems to have fueled investor demand for fixed-rate, longer-duration assets and shifted U.S. issuance away from loans and towards high yield bonds. Following subdued issuance in 4Q 2018, year-to-date secured high yield bond issuance exceeds $61 billion, which represents a 100% increase year-over-year.

Demand for loans from retail investors continues to be heavily predicated on expected movements in interest rates, with loan mutual funds and ETFs reporting LTM outflows of more than $50 billion. With speculation for future rate cuts, loan fund outflows will likely persist. Retail demand for high yield bonds, however, has been strong in 2019. Although LTM net flows remain negative, high yield bonds have experienced net inflows of $16 billion year-to-date. CLOs are an important investor in the loan asset class, accounting for 54% of the loan holder base as of September 30, 2019. LTM U.S. CLO gross issuance totaled $118 billion, down from $137 billion in the prior LTM period (a 14% decrease) but still representing relatively robust volume.

While average LTM revenue and EBITDA growth has slowed year-over-year for the public issuers in the S&P/LSTA Leveraged Loan Index as of June 30, 2019, both metrics remain positive. For these issuers, current average leverage remains lower than the ten-year average, and current average interest coverage remains higher than the ten-year average.

2	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Manager Commentary

September 30, 2019 (Unaudited)

Although default activity has picked up slightly year-to-date 2019 compared to 2018, default rates in both the loan and high yield markets remain below the 20-year averages of 3.1% and 3.2%, respectively. Per JP Morgan, the par-weighted LTM loan default rate through September 2019 was 1.42%, down 35 basis points (“bp”) year-over-year, and the par-weighted LTM high yield default rate for the same period was 2.55%, up 53bp from last year. JP Morgan expects 2019 year-end default rates to be roughly in-line with current LTM levels.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com and www.bgfrei.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

Annual Report | September 30, 2019	3

Blackstone / GSO Floating Rate Enhanced Income Fund	Fund Summary

September 30, 2019 (Unaudited)

Fund Overview

Blackstone / GSO Floating Rate Enhanced Income Fund (“BGFREI” or herein, the “Fund”) is a non-diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund.” The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes or bonds. “Managed Assets” means net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding. In addition, the Fund may invest up to 20% of its Managed Assets in each of (i) structured products, (ii) derivatives, (iii) warrants and equity securities that are incidental to the Fund’s purchase of floating rate instruments or acquired in connection with a reorganization of a Borrower (as defined below) or issuer, (iv) fixed rate instruments, and (v) equity investments in other investment companies, including exchanged-traded funds. In pursuing the Fund’s investment objective, the Adviser will seek to enhance the Fund’s return with the use of leverage.

Portfolio Management Commentary

Fund Performance

BGFREI’s Class I outperformed the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), for the three-month, six-month, and 1-year periods and since inception. BGFREI’s Class T (excluding impact of sales load) outperformed the S&P LLI for the three-month, six-month, and 1-year periods and since inception. BGFREI’s Class D outperformed the S&P LLI for the three-month, six-month, and 1-year periods and since inception. BGFREI’s Class T-I (excluding impact of sales load) outperformed the S&P LLI for the three-month period and since inception.

NAV Performance Factors

The Fund’s outperformance relative to the benchmark for the year ending September 30, 2019 was primarily attributable to credit selection within loans and allocation to high yield bonds, partially offset by the allocation to CLO debt securities, which underperformed during this period. The Fund’s 7.0% average allocation to second lien loans during the period contributed 0.49% to gross, unlevered return compared to 0.11% for second lien loans held in the Index, and the Fund’s 5.2% average allocation to high yield bonds contributed 0.46% to gross, unlevered return. By issuer, the largest positive contributors to performance relative to the benchmark were Allied Universal, GFL Environmental, and Flexera Software; and the most significant detractors were Envision Healthcare, Southern Graphics, and Riverbed Technology.

Portfolio Activity and Positioning1

During the period, we continued to dynamically manage the Fund, using the secondary market to add or exit positions based on relative value while continuing to take advantage of new issue discounts in the primary market. The Fund’s largest sector overweights were Healthcare, Electronics/Electric, and Business Equipment & Services, and the largest sector underweights included Cable, Lodging & Casinos, and Telecom. The Fund reduced its allocation to loans during the period in favor of BBB-rated CLO liabilities and high yield bonds. The Fund rotated most of its high yield allocation into loans in September on relative value.

As of September 30, 2019, the Fund held 83.4% of its Managed Assets in first lien loans, 5.9% in second lien loans, 3.9% in corporate bonds, 5.1% in CLO securities, and 2.4% in an affiliated exchange traded fund (ETF). BGFREI’s investments represented the obligations of 279 companies, with an average position size representing 0.31% of Managed Assets of the Fund.

[1]	Industries per S&P’s Global Industry Classification Standard (GICS).

4	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Fund Summary

September 30, 2019 (Unaudited)

Portfolio Composition*

*	The Fund’s Cash & Other Assets less Liabilities represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Coupon	6.10%
Current Dividend Yield – I Share^	6.46%
Current Dividend Yield – T Share^	5.96%
Current Dividend Yield – D Share^	6.21%
Current Dividend Yield – T-I Share^	5.96%
Average Duration^^	0.24 yr
Average Position*	0.31%
Leverage*	32.44%

^	Represents annualized distribution rate of I Share, T Share, D Share and T-I Share. Reflects September month cumulative distribution rate annualized. The cumulative distribution rate for the month presented represents the sum of the daily dividend distribution rate as calculated by dividing the daily dividend per share by the daily NAV per share, for each respective class, for each day in the month for which a daily dividend is declared.

^^	Please note that the duration calculation methodology changed. Previously, loan durations were treated as 3 months because of typical LIBOR resets. Currently, loan durations are based on the actual remaining time until LIBOR is reset for each individual loan. As such, the weighted average loan duration has decreased when compared to prior financial reports.

*	As a percentage of Managed Assets.

Top 10 Issuers*
SPDR Blackstone / GSO Senior Loan ETF	2.4%
Aleris International	1.1%
FHC Health Systems	0.9%
Sedgwick Claims Management Services	0.9%
Ivanti Software	0.8%
Access CIG	0.7%
Prime Security Services	0.7%
Parallel 2018-2	0.7%
Deerfield Dakota Holding	0.7%
Envision Healthcare	0.7%
Top 10 Issuers	9.6%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Business Equipment & Services	14.0%
Electronics/Electric	13.8%
Healthcare	13.1%
Structured Finance Obligations	5.1%
Financial Intermediaries	5.0%
Top 5 Industries	51.0%

*	As a percentage of Managed Assets.
^	S&P Industry Classification Schema.

Total Return

	3 Month	6 Month	1 Year	Since Inception
BGFREI* – Class I	1.42%	3.44%	3.82%	4.39%^^
BGFREI* – Class T	1.29%	3.18%	3.29%^	3.82%^^
BGFREI* – Class T w/ 2.5% Sales Load**	-1.23%	0.60%	0.71%	1.97%^^
BGFREI* – Class D	1.40%	3.31%	3.57%	3.55%^^
BGFREI* – Class T-I	1.30%	N/A	N/A	1.58%
BGFREI* – Class T-I w/ 3.5% Sales Load***	-2.26%	N/A	N/A	-1.99%
S&P/LSTA Leveraged Loan Index****	0.99%	2.69%	3.10%	3.90%^^

*	Assumes distributions are reinvested pursuant to the Fund's dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Assumes payment of the full front-end 2.5% sales load at start of applicable period.
***	Assumes payment of the full front-end 3.5% sales load at start of applicable period.
****	Inception to date returns for the S&P LLI are based on the I Share inception date of 1/18/18.
^	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended September 30, 2019 may differ from the net asset value for financial reporting purposes.
^^	Annualized.

Annual Report | September 30, 2019	5

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 132.20%
Aerospace & Defense - 0.52%
Transdigm, Inc. Series 2018 New Tranche E, 3M US L + 2.50%, 05/30/2025	$1,196,962	$1,193,766
Vectra Co. Series Initial, 1M US L + 3.25%, 03/08/2025	885,802	865,504
		2,059,270

Air Transport - 0.93%
Air Medical Group Holdings, Inc. Series 2018, 1M US L + 3.25%, 04/28/2022	3,154,379	2,960,527
Atlantic Aviation FBO, Inc. Series B, 1M US L + 3.75%, 12/06/2025(b)	701,223	707,358
		3,667,885

Automotive - 1.24%
Panther BF Aggregator 2 L P Series Initial Dollar, 1M US L + 3.50%, 04/30/2026	2,291,000	2,275,971
Wand Newco 3, Inc. Series Initial, 1M US L + 3.50%, 02/05/2026	2,593,500	2,609,709
		4,885,680

Brokers, Dealers & Investment Houses - 3.46%
Advisor Group Holdings, Inc.:
Series Initial A, 3M US L + 4.00%, 01/31/2025	1,492,361	1,458,783
Series Initial B, 1M US L + 5.00%, 07/31/2026	1,111,111	1,090,739
AssetMark Financial Holdings, Inc. Series Initial, 3M US L + 3.25%, 11/14/2025	733,333	737,000
Deerfield Dakota Holding LLC Series Initial, 1M US L + 3.25%, 02/13/2025	4,198,390	4,136,463
Edelman Financial Center LLC:
Series Initial, 1M US L + 3.25%, 07/21/2025	2,496,855	2,503,759
Series Initial, 1M US L + 6.75%, 07/20/2026	384,615	385,337
Focus Financial Partners LLC Series Tranche B-2, 1M US L + 2.50%, 07/03/2024	920,746	926,086
Newport Group Holdings II, Inc. Series Initial, 3M US L + 3.75%, 09/12/2025	2,380,477	2,361,136
		13,599,303

Building & Development - 5.61%
Advanced Drainage Systems, Inc. Series Initial, 3M US L + 2.25%, 07/31/2026	406,091	408,461
American Bath Group LLC Series 2018 Replacement, 1M US L + 4.25%, 09/30/2023	1,234,336	1,226,621
Builders FirstSource, Inc. Series Refinancing, 1M US L + 3.00%, 02/29/2024	433,282	435,109
C.H.I. Overhead Doors, Inc. Series Initial, 1M US L + 3.25%, 07/29/2022	3,068,472	3,072,322
Core & Main LP Series Initial, 1M US L + 2.75%, 08/01/2024	1,775,834	1,764,744
DiversiTech Holdings, Inc. Series Tranche B-1, 3M US L + 3.00%, 06/03/2024	1,148,257	1,126,251
Forest City Enterprises LP Series Initial, 1M US L + 4.00%, 12/08/2025	1,405,290	1,417,368
Henry Holdings, Inc. Series Initial, 1M US L + 4.00%, 10/05/2023	736,742	738,279
Hillman Group, Inc. Series Initial, 1M US L + 4.00%, 05/30/2025	1,630,612	1,586,537
J2 Acquisition, Ltd. Series B, 3M US L + 2.50%, 09/25/2026(b)	2,110,390	2,120,942
LBM Borrower LLC Series Tranche C, 1M US L + 3.75%, 08/20/2022	759,934	760,504
Ply Gem Midco, Inc. Series Initial, 1M US L + 3.75%, 04/12/2025	2,180,742	2,139,854
SRS Distribution, Inc. Series Initial, 1M US L + 3.25%, 05/23/2025	1,260,000	1,230,951
TAMKO Building Products LLC Series Initial, 1M US L + 3.25%, 05/29/2026	2,895,522	2,900,951
USS Ultimate Holdings, Inc. Series Initial, 3M US L + 3.75%, 08/25/2024	1,095,487	1,098,088
		22,026,982

Business Equipment & Services - 20.72%
Access CIG LLC:
Series B, 3M US L + 3.75%, 02/27/2025	3,258,390	3,223,786
Series Initial, 1M US L + 7.75%, 02/27/2026	1,037,662	1,037,663
Advantage Sales & Marketing, Inc. Series Initial, 1M US L + 3.25%, 07/23/2021	997,375	933,932
Allied Universal Holdco LLC Series Initial, 3M US L + 4.25%, 07/10/2026	3,002,703	3,010,675
APFS Staffing Holdings, Inc. Series Initial, 1M US L + 5.00%, 04/15/2026(b)	1,813,636	1,806,835
AqGen Ascensus, Inc. Series Replacement, 3M US L + 4.00%, 12/05/2022	3,681,477	3,697,602
ARGUS MEDIA LIMITED, 3M US L + 3.25%, 09/24/2026(b)	1,085,590	1,092,375

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Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value

Business Equipment & Services (continued)
BMC Acquisition, Inc. Series Initial, 3M US L + 5.25%, 12/28/2024(b)	$1,982,374	$1,972,462
Capri Acquisitions BidCo, Ltd. Series Initial Dollar, 3M US L + 3.00%, 11/01/2024	3,297,486	3,263,472
Cast & Crew Payroll LLC Series Initial, 1M US L + 4.00%, 02/09/2026	2,443,418	2,464,798
DG Investment Intermediate Holdings 2, Inc.:
Series Initial, 1M US L + 3.00%, 02/03/2025	1,964,365	1,933,672
Series Initial, 1M US L + 6.75%, 02/02/2026(b)	850,000	828,750
Dun & Bradstreet Corp. Series Initial Borrowing, 1M US L + 5.00%, 02/06/2026	2,955,856	2,977,759
Epicor Software Corp. Series B, 1M US L + 3.25%, 06/01/2022	2,901,875	2,906,402
Explorer Holdings, Inc. Series Initial, 3M US L + 3.75%, 05/02/2023	1,234,056	1,233,476
GI Revelation Acquisition LLC Series Initial, 1M US L + 5.00%, 04/16/2025	2,698,413	2,594,969
Globallogic Holdings, Inc. Series Initial, 1M US L + 3.25%, 08/01/2025	2,487,181	2,499,617
IG Investments Holdings LLC Series Refinancing, 1M US L + 4.00%, 05/23/2025	3,050,075	3,040,925
Informatica LLC Series Dollar B-1, 1M US L + 3.25%, 08/05/2022	2,873,328	2,888,298
KUEHG Corp Series B-3, 3M US L + 3.75%, 02/21/2025	2,506,720	2,508,287
LD Intermediate Holdings, Inc. Series Initial, 3M US L + 5.87%, 12/09/2022	1,700,606	1,690,683
Learning Care Group No. 2, Inc. Series Initial, 3M US L + 3.25%, 03/13/2025	500,801	499,704
Mitchell International, Inc.:
Series Initial, 1M US L + 3.25%, 11/29/2024	1,997,506	1,919,024
Series Initial, 1M US L + 7.25%, 12/01/2025	1,566,667	1,449,167
National Intergovernmental Purchasing Alliance Company Series Initial, 3M US L + 3.75%, 05/23/2025	2,200,373	2,178,369
PriceWaterhouseCoopers:
Series Initial, 1M US L + 3.00%, 05/01/2025(b)	1,234,375	1,218,945
Series Initial, 1M US L + 7.50%, 05/01/2026(b)	750,000	740,625
Project Boost Purchaser LLC Series B, 1M US L + 3.50%, 06/01/2026	2,967,769	2,952,559
PT Intermediate Holdings III LLC Series B, 1M US L + 4.00%, 12/09/2024	2,174,103	2,123,381
Red Ventures LLC Series B-1, 1M US L + 3.00%, 11/08/2024	2,981,744	2,997,279
Revspring, Inc. Series Initial, 1M US L + 4.00%, 10/11/2025	1,786,500	1,775,897
Sedgwick Claims Management Services, Inc.:
Series Initial, 1M US L + 3.25%, 12/31/2025	3,540,230	3,486,843
Series 2019, 1M US L + 4.00%, 09/03/2026	1,486,957	1,491,232
St. George's University Scholastic Services LLC, 1M US L + 3.50%, 07/17/2025	1,733,217	1,738,633
ThoughtWorks, Inc. Series Replacement, 1M US L + 4.00%, 10/11/2024	3,247,781	3,255,900
Trugreen LP Series Initial Refinancing, 1M US L + 3.75%, 03/19/2026	2,290,912	2,302,378
Weld North Education LLC Series Initial, 3M US L + 4.25%, 02/15/2025	3,626,541	3,608,408
		81,344,782

Cable & Satellite Television - 1.37%
CSC Holdings LLC:
Series B, 3M US L + 2.50%, 04/15/2027	44,696	44,849
Series Delayed Draw, 3M US L + 2.50%, 04/15/2027(b)	830,258	831,815
Numericable U.S. LLC Series USD TLB, 1M US L + 3.688%, 01/31/2026	3,000,000	2,985,015
Radiate Holdco LLC Series Amendment No. 2 Incremental, 1M US L + 3.50%, 02/01/2024	1,496,250	1,498,869
		5,360,548

Chemical & Plastics - 2.05%
Ascend Performance Materials Operations LLC Series Initial, 1M US L + 5.25%, 08/27/2026	1,000,000	1,005,005
Composite Resins Holding B.V. Series Initial, 3M US L + 4.25%, 08/01/2025	987,500	987,505
Diamond B.V. Series Initial USD, 3M US L + 3.25%, 09/06/2024	997,462	953,045
Nouryon Finance B.V. Series Initial Dollar, 1M US L + 3.25%, 10/01/2025	1,270,465	1,247,279
Spectrum Holdings III Corp.:
Series Closing Date, 1M US L + 3.25%, 01/31/2025	805,708	722,454
Series Closing Date, 1M US L + 7.00%, 01/31/2026	350,000	318,500

Annual Report | September 30, 2019	7

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value

Chemical & Plastics (continued)
Vantage Specialty Chemicals, Inc.:
Series Closing Date, 1M US L + 3.50%, 10/28/2024	$1,872,881	$1,741,779
Series Initial, 2M US L + 8.25%, 10/27/2025(b)	1,200,000	1,080,000
		8,055,567

Conglomerates - 2.44%
Genuine Financial Holdings LLC Series Initial, 1M US L + 3.75%, 07/11/2025	2,596,721	2,531,803
Spring Education Group, Inc. Series Initial, 1M US L + 4.25%, 07/30/2025	3,532,850	3,536,171
VT Topco, Inc. Series Initial, 3M US L + 3.75%, 08/01/2025	3,515,374	3,508,783
		9,576,757

Containers & Glass Products - 4.08%
Berlin Packaging LLC Series Initial, 1M US L + 3.00%, 11/07/2025	2,731,465	2,688,280
Charter NEX US, Inc.:
Series Initial, 1M US L + 3.00%, 05/16/2024	3,009,542	2,985,104
Series Third Amendment Incremental, 1M US L + 3.50%, 05/16/2024	430,739	431,725
Flex Acquisition Company, Inc. Series Incremental B-2018, 3M US L + 3.25%, 06/29/2025	3,228,947	3,117,952
ProAmpac PG Borrower LLC Series Initial, 3M US L + 3.50%, 11/20/2023	1,675,677	1,604,880
Strategic Materials Holding Corp. Series Initial, 1M US L + 3.75%, 11/01/2024	736,875	652,134
Transcendia Holdings, Inc. Series 2017 Refinancing, 1M US L + 3.50%, 05/30/2024	1,274,307	1,076,790
Tricorbraun Holdings, Inc. Series Closing Date, 3M US L + 3.75%, 11/30/2023	1,904,374	1,859,621
Trident TPI Holdings, Inc. Series Tranche B-1, 1M US L + 3.25%, 10/17/2024	1,655,927	1,605,480
		16,021,966

Diversified Insurance - 3.03%
Acrisure LLC Series 2018-1 Additional, 3M US L + 3.75%, 11/22/2023	1,504,551	1,484,803
Alliant Holdings Intermediate LLC:
Series 2018 Initial, 1M US L + 3.00%, 05/09/2025	1,519,575	1,496,789
Series 2019 New, 1M US L + 3.25%, 05/09/2025	2,112,353	2,100,471
Broadstreet Partners, Inc. Series Tranche B-2, 1M US L + 3.25%, 11/08/2023	2,670,461	2,676,029
NFP Corp. Series B, 1M US L + 3.00%, 01/08/2024	1,855,916	1,826,342
USI, Inc. Series 2017 New, 3M US L + 3.00%, 05/16/2024	2,350,471	2,314,732
		11,899,166

Drugs - 1.88%
Albany Molecular Research, Inc.:
Series Initial, 1M US L + 3.25%, 08/30/2024	2,046,731	2,022,856
Series Initial, 1M US L + 7.00%, 08/30/2025	1,425,000	1,419,065
Amneal Pharmaceuticals LLC Series Initial, 1M US L + 3.50%, 05/04/2025	1,553,386	1,333,971
Avantor Funding, Inc. Series Initial B-2 Dollar, 1M US L + 3.00%, 11/21/2024	1,604,361	1,618,905
Bausch Health Companies, Inc. Series Initial, 1M US L + 3.00%, 06/02/2025	970,374	975,429
		7,370,226

Ecological Services & Equipment - 1.93%
Emerald 2, Ltd. Series Initial B-1, 3M US L + 3.75%, 07/10/2026	2,322,680	2,337,197
EnergySolutions LLC Series Initial, 3M US L + 3.75%, 05/09/2025	1,562,031	1,464,404
GFL Environmental, Inc. Series Effective Date Incremental, 1M US L + 3.00%, 05/30/2025	806,270	800,727
Tunnel Hill Partners LP Series Initial, 1M US L + 3.50%, 02/06/2026	2,973,993	2,964,714
		7,567,042

Electronics/Electric - 19.80%
Applovin Corp. Series Initial, 1M US L + 3.75%, 08/15/2025	2,713,837	2,716,103
Boxer Parent Company, Inc. Series Initial Dollar, 1M US L + 4.25%, 10/02/2025	3,378,989	3,257,632
Brave Parent Holdings, Inc. Series Initial, 3M US L + 4.00%, 04/18/2025	989,975	951,613
CommerceHub, Inc. Series Initial, 1M US L + 3.50%, 05/21/2025	2,538,820	2,508,672

8	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value

Electronics/Electric (continued)
Compuware Corp., 1M US L + 4.00%, 08/22/2025	$2,624,183	$2,638,406
ConvergeOne Holdings, Corp. Series Initial, 1M US L + 5.00%, 01/04/2026	2,985,000	2,698,440
CPI International, Inc. Series Initial, 1M US L + 3.50%, 07/26/2024	3,534,346	3,476,913
DigiCert Holdings, Inc. Series B, 3M US L + 4.00%, 08/07/2026	2,771,951	2,766,754
Dynatrace LLC, 1M US L + 2.75%, 08/22/2025	1,590,447	1,599,060
Ellie Mae, Inc., 1M US L + 4.00%, 04/17/2026	2,777,778	2,785,889
Excelitas Technologies Corp. Series Initial USD, 3M US L + 3.50%, 12/02/2024	2,726,748	2,731,875
Flexera Software LLC:
Series Initial, 1M US L + 3.50%, 02/26/2025	1,377,877	1,382,473
Series Initial, 1M US L + 7.25%, 02/26/2026	2,395,161	2,390,670
Gigamon, Inc. Series Initial, 1M US L + 4.25%, 12/27/2024	1,849,593	1,798,729
Help/Systems Holdings, Inc., 1M US L + 3.75%, 03/28/2025	2,755,034	2,751,590
Hyland Software, Inc.:
Series 2018 Refinancing, 1M US L + 3.25%, 07/01/2024	1,249,453	1,250,859
Series Initial, 1M US L + 7.00%, 07/07/2025	1,944,697	1,957,464
Idera, Inc. Series Initial, 1M US L + 4.50%, 06/28/2024	429,302	429,751
Imperva, Inc.:
3M US L + 4.00%, 01/12/2026	1,360,227	1,326,221
1M US L + 7.75%, 01/11/2027	557,276	543,344
Ivanti Software, Inc.:
1M US L + 4.25%, 01/20/2024	2,964,472	2,959,388
1M US L + 9.00%, 01/20/2025	1,600,000	1,583,000
McAfee LLC Series B USD, 1M US L + 3.75%, 09/30/2024	3,686,032	3,698,804
Merrill Communications LLC Series B, 3M US L + 5.00%, 09/25/2026(b)	1,200,000	1,197,000
MH Sub I LLC Series Amendment No. 2 Initial, 1M US L + 3.75%, 09/13/2024	4,070,497	4,050,470
MLN US HoldCo LLC Series B, 1M US L + 4.50%, 11/30/2025	908,627	847,294
ON Semiconductor Corp. Series 2019 New Replacement B-4, 3M US L + 2.00%, 09/19/2026	661,857	665,584
Park Place Technologies LLC Series Initial, 1M US L + 4.00%, 03/29/2025	1,471,901	1,467,603
Perforce Software, Inc. Series B, 1M US L + 4.50%, 07/01/2026	844,621	845,500
Ping Identity Corp., 1M US L + 3.75%, 01/24/2025(b)	287,491	287,491
Project Alpha Intermediate Holding, Inc.:
3M US L + 3.50%, 04/26/2024	2,474,747	2,446,906
Series 2019 Incremental, 3M US L + 4.25%, 04/26/2024	1,509,091	1,512,864
Project Angel Parent LLC Series Initial, 1M US L + 4.00%, 05/30/2025(b)	295,522	292,198
Project Leopard Holdings, Inc. Series 2018 Repricing, 6M US L + 4.50%, 07/07/2023	2,473,605	2,480,569
Quest Software US Holdings, Inc. Series Initial, 3M US L + 8.25%, 05/18/2026	500,000	491,750
Riverbed Technology, Inc. Series First Amendment, 1M US L + 3.25%, 04/24/2022	499,209	414,626
Rocket Software, Inc.:
Series Initial, 1M US L + 4.25%, 11/28/2025	1,864,629	1,756,947
Series Initial, 1M US L + 8.25%, 11/27/2026	2,000,000	1,883,340
S2P Acquisition Borrower, Inc. Series Initial, 1M US L + 4.00%, 08/14/2026	1,655,556	1,657,368
Vero Parent, Inc. Series 2018 Refinancing, 1M US L + 4.50%, 08/16/2024	1,837,775	1,833,180
Web.com Group, Inc.:
Series B, 1M US L + 3.75%, 10/10/2025	2,717,352	2,677,746
Series Initial, 1M US L + 7.75%, 10/09/2026	731,809	714,733
		77,726,819

Equipment Leasing - 0.96%
CSC SW Holdco, Inc. Series B-1, 3M US L + 3.25%, 11/14/2022	3,828,194	3,770,771

Financial Intermediaries - 3.73%
ION Trading Technologies S.A.R.L. Series 2018 Initial Dollar, 3M US L + 4.00%, 11/21/2024	2,498,687	2,384,997
Misys, Ltd. Series Dollar, 3M US L + 3.50%, 06/13/2024	1,989,317	1,939,683
NorthStar Financial Services Group LLC Series Initial, 1M US L + 3.50%, 05/25/2025	1,188,822	1,175,448
PI UK Holdco II, Ltd. Series Facility B1, 1M US L + 3.25%, 01/03/2025	2,984,848	2,979,864

Annual Report | September 30, 2019	9

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value

Financial Intermediaries (continued)
Pre-Paid Legal Services, Inc. Series Initial, 1M US L + 3.25%, 05/01/2025	$3,787,119	$3,787,593
Victory Capital Holdings, Inc. Series Initial, 3M US L + 3.25%, 07/01/2026	2,356,818	2,370,075
		14,637,660

Food Products - 2.76%
CHG PPC Parent LLC Series Initial, 1M US L + 2.75%, 03/31/2025(b)	1,300,356	1,303,606
Dole Food Company, Inc. Series Tranche B, 1M US L + 2.75%, 04/06/2024	2,919,495	2,887,176
Give & Go Prepared Foods Corp. Series 2017, 3M US L + 4.25%, 07/29/2023	997,455	940,102
Mastronardi Produce, Ltd. Series Initial, 1M US L + 3.25%, 05/01/2025	1,863,750	1,861,420
TKC Holdings, Inc.:
Series Initial, 1M US L + 3.75%, 02/01/2023	2,775,906	2,733,767
Series Initial, 1M US L + 8.00%, 02/01/2024	1,149,770	1,129,172
		10,855,243

Food Service - 4.77%
Agro Merchants North America Holdings, Inc. Series Effective Date, 3M US L + 3.75%, 12/06/2024	3,112,305	3,127,867
Carrols Restaurant Group, Inc. Series Initial, 1M US L + 3.25%, 04/30/2026	2,707,500	2,634,750
CEC Entertainment, Inc. Series B, 3M US L + 6.50%, 08/30/2026	1,000,000	982,125
Flynn Restaurant Group LP Series B Initial, 1M US L + 3.50%, 06/27/2025	2,713,552	2,616,325
Fogo de Chao, Inc. Series 2018 Refinancing, 1M US L + 4.25%, 04/07/2025	2,279,680	2,289,653
IRB Holding Corp. Series B, 3M US L + 3.25%, 02/05/2025	2,917,921	2,909,007
K-Mac Holdings Corp. Series Initial, 1M US L + 6.75%, 03/16/2026	1,750,000	1,740,165
Tacala Investment Corp. Series Initial, 1M US L + 7.00%, 01/30/2026	1,250,000	1,245,938
Whatabrands LLC Series B, 3M US L + 3.25%, 08/02/2026	1,171,548	1,178,290
		18,724,120

Food/Drug Retailers - 0.91%
EG Group, Ltd.:
Series Additional Facility, 3M US L + 4.00%, 02/07/2025	3,254,092	3,222,772
Series Facility B, 3M US L + 4.00%, 02/07/2025	342,014	338,722
		3,561,494

Health Insurance - 1.71%
FHC Health Systems, Inc. Series Initial, 3M US L + 4.00%, 12/23/2021	4,979,153	4,983,286
MPH Acquisition Holdings LLC Series Initial, 3M US L + 2.75%, 06/07/2023	1,802,626	1,722,256
		6,705,542

Healthcare - 18.04%
ATI Holdings Acquisition, Inc. Series Initial, 1M US L + 3.50%, 05/10/2023	1,378,626	1,366,563
Auris Luxembourg III S.a r.l. Series Facility B2, 1M US L + 3.75%, 02/27/2026	3,339,376	3,325,801
Carestream Health, Inc. Series Extended, 1M US L + 9.50%, 06/07/2021	1,515,000	1,454,400
Certara Holdco, Inc. Series Replacement, 1M US L + 3.50%, 08/15/2024(b)	1,291,053	1,286,211
CHG Healthcare Services, Inc. Series 2017 New, 1M US L + 3.00%, 06/07/2023	3,039,026	3,041,883
Covenant Surgical Partners, Inc. Series Initial, 1M US L + 4.00%, 07/01/2026	1,562,500	1,551,758
CPI Holdco LLC Series Closing Date, 3M US L + 3.50%, 03/21/2024	2,424,038	2,425,553
CryoLife, Inc. Series Initial, 3M US L + 3.25%, 12/02/2024	2,472,756	2,483,055
Dentalcorp Health Services ULC Series Initial, 1M US L + 3.75%, 06/06/2025	347,965	342,819
Envision Healthcare Corp. Series Initial, 1M US L + 3.75%, 10/10/2025	3,833,254	3,139,665
Femur Buyer, Inc. Series Initial, 3M US L + 4.25%, 03/05/2026	1,755,600	1,758,892
GHX Ultimate Parent Corp. Series Initial, 3M US L + 3.25%, 06/28/2024	1,181,864	1,172,261
Heartland Dental LLC:
Series Incremental 2 Facility, 1M US L + 4.50%, 04/30/2025	1,558,594	1,533,267
Series Initial, 1M US L + 3.75%, 04/30/2025	1,208,130	1,184,910
Immucor, Inc. Series B-3, 3M US L + 5.00%, 06/15/2021	1,496,173	1,497,812

10	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value

Healthcare (continued)
Lifescan Global Corp. Series Initial, 3M US L + 6.00%, 10/01/2024	$1,421,250	$1,291,568
Maravai Intermediate Holdings LLC Series Initial, 1M US L + 4.25%, 08/02/2025	910,161	905,042
Navicure, Inc. Series B, 3M US L + 4.00%, 09/18/2026	1,521,739	1,523,641
Netsmart Technologies, Inc. Series D-1, 1M US L + 3.75%, 04/19/2023	2,483,680	2,465,052
NMSC Holdings, Inc. Series Initial, 3M US L + 5.00%, 04/19/2023	2,615,068	2,603,091
nThrive, Inc. Series Additional B-2, 1M US L + 4.50%, 10/20/2022	1,425,988	1,302,405
Onex TSG Holdings II Corp. Series Initial, 1M US L + 4.00%, 07/29/2022	1,250,000	1,171,250
Parexel International Corp. Series Initial, 1M US L + 2.75%, 09/27/2024	2,490,653	2,371,014
PetVet Care Centers LLC:
Series Delayed Draw, 1M US L + 2.75%, 02/14/2025(c)	140,636	136,593
Series Initial, 1M US L + 2.75%, 02/14/2025	624,308	606,359
Series Initial, 1M US L + 6.25%, 02/13/2026	1,770,588	1,735,176
Phoenix Guarantor, Inc. Series Initial, 1M US L + 4.50%, 03/05/2026	1,906,051	1,911,807
Regionalcare Hospital Partners Holdings, Inc. Series B, 1M US L + 4.50%, 11/16/2025	3,534,349	3,542,920
Sotera Health Holdings LLC Series Incremental, 1M US L + 3.00%, 05/15/2022	1,872,216	1,856,227
Surgery Center Holdings, Inc. Series Initial, 1M US L + 3.25%, 09/02/2024	3,872,038	3,793,629
Team Health Holdings, Inc. Series Initial, 1M US L + 2.75%, 02/06/2024	2,221,547	1,842,029
Tecostar Holdings, Inc. Series 2017, 1M US L + 3.25%, 05/01/2024	2,952,183	2,939,267
U.S. Anesthesia Partners, Inc. Series Initial, 1M US L + 3.00%, 06/23/2024	3,719,391	3,629,903
Verscend Holding Corp. Series B, 1M US L + 4.50%, 08/27/2025	2,829,460	2,844,201
Viant Medical Holdings, Inc. Series Initial, 3M US L + 3.75%, 07/02/2025	2,819,962	2,643,715
Wink Holdco, Inc.:
Series Initial, 1M US L + 3.00%, 12/02/2024	736,875	726,746
Series Initial, 1M US L + 6.75%, 12/01/2025(b)	279,569	278,171
Zest Acquisition Corp. Series Initial, 3M US L + 3.50%, 03/14/2025	1,186,477	1,122,206
		70,806,862

Home Furnishings - 2.29%
AI Aqua Merger Sub, Inc. Series Tranche B-1, 1M US L + 3.25%, 12/13/2023	3,515,998	3,368,028
APX Group, Inc. Series Initial, 1M US L + 5.00%, 04/01/2024	1,492,462	1,466,344
Prime Security Services Borrower LLC Series 2019 Refinancing B-1, 3M US L + 3.25%, 09/23/2026	4,200,000	4,159,974
		8,994,346

Industrial Equipment - 4.26%
Apex Tool Group LLC Series Third Amendment, 1M US L + 5.50%, 08/01/2024	1,974,677	1,924,481
Blount International, Inc. Series New Refinancing, 3M US L + 3.75%, 04/12/2023	2,722,500	2,728,449
Helix Acquisition Holdings, Inc. Series 2018 New, 3M US L + 3.75%, 09/30/2024	681,601	661,157
Justrite Safety Group Series Initial, 1M US L + 4.50%, 06/28/2026(b)	1,126,163	1,109,271
LTI Holdings, Inc. Series Initial, 1M US L + 3.50%, 09/06/2025	1,575,818	1,495,845
Minimax Viking GmbH Series Facility B1C, 1M US L + 3.00%, 07/31/2025	3,021,439	3,036,561
Pro Mach Group, Inc. Series Initial, 1M US L + 2.75%, 03/07/2025	1,878,155	1,832,967
Robertshaw US Holding Corp. Series Initial, 1M US L + 3.25%, 02/28/2025	702,680	644,709
Tailwind Smith Cooper Intermediate Corp. Series Initial, 1M US L + 5.00%, 05/28/2026(b)	2,000,000	1,880,000
Titan Acquisition, Ltd. Series Initial, 1M US L + 3.00%, 03/28/2025	1,479,977	1,424,648
		16,738,088

Insurance - 1.52%
Cypress Intermediate Holdings III, Inc. Series Initial, 1M US L + 6.75%, 04/28/2025	1,807,054	1,828,287
HIG Finance 2, Ltd. Series Initial Dollar, 1M US L + 3.50%, 12/20/2024	1,695,122	1,698,894
Outcomes Group Holdings, Inc.:
Series Initial, 3M US L + 3.50%, 10/24/2025	2,075,227	2,054,475
3M US L + 7.50%, 10/26/2026	384,615	382,692
		5,964,348

Annual Report | September 30, 2019	11

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value

Leisure Goods/Activities/Movies - 3.65%
Alterra Mountain Company Series Initial Bluebird, 1M US L + 3.00%, 07/31/2024	$2,557,331	$2,569,324
AMC Entertainment Holdings, Inc. Series B-1, 6M US L + 3.00%, 04/22/2026	1,995,000	2,005,244
Crown Finance US, Inc. Series Second Amendment Dollar Tranche, 3M US L + 2.75%, 09/30/2026	919,540	918,966
Travel Leaders Group LLC Series 2018 Refinancing, 1M US L + 4.00%, 01/25/2024	2,310,000	2,317,704
Travelport Finance S.à r.l.:
Series Initial, 3M US L + 5.00%, 05/29/2026	1,700,000	1,543,966
Series Initial, 3M US L + 9.00%, 05/28/2027(b)	2,000,000	1,750,000
UFC Holdings LLC Series 2019, 1M US L + 3.25%, 04/29/2026	3,225,935	3,238,258
		14,343,462

Lodging & Casinos - 0.83%
AP Gaming I LLC Series Incremental B, 1M US L + 3.50%, 02/15/2024	1,977,652	1,972,085
PCI Gaming Authority Series B Facility, 1M US L + 3.00%, 05/29/2026	1,260,000	1,269,349
		3,241,434

Nonferrous Metals/Minerals - 1.82%
Aleris International, Inc. Series Initial, 1M US L + 4.75%, 02/27/2023	6,656,411	6,675,548
American Rock Salt Company LLC Series Initial, 1M US L + 3.75%, 03/21/2025	466,322	466,907
		7,142,455

Oil & Gas - 1.97%
BCP Raptor LLC Series Initial, 1M US L + 4.25%, 06/24/2024	1,074,421	990,347
Equitrans Midstream Corp. Series Holdco B Facility, 1M US L + 4.50%, 01/31/2024	670,608	671,530
Lower Cadence Holdings LLC Series Initial, 1M US L + 4.00%, 05/22/2026	3,143,143	3,071,448
Lucid Energy Group II Borrower LLC Series Initial, 1M US L + 3.00%, 02/17/2025	1,282,920	1,217,972
MRC Global, Inc. Series 2018 Refinancing, 1M US L + 3.00%, 09/20/2024	1,768,471	1,772,892
		7,724,189

Property & Casualty Insurance - 2.88%
Applied Systems, Inc. Series Initial, 3M US L + 7.00%, 09/19/2025	1,500,000	1,520,625
AssuredPartners, Inc. Series 2017 September Refinancing, 1M US L + 3.50%, 10/22/2024	2,163,370	2,157,627
Asurion LLC Series Replacement B-2, 1M US L + 6.50%, 08/04/2025	1,547,368	1,574,254
Confie Seguros Holding II Co. Series B, 1M US L + 4.75%, 04/19/2022	2,471,290	2,356,992
ExamWorks Group, Inc. Series B-1, 1M US L + 3.25%, 07/27/2023	3,661,305	3,680,380
		11,289,878

Publishing - 1.72%
Ancestry.com Operations, Inc. Series Extended, 1M US L + 4.25%, 08/27/2026	3,990,000	3,910,200
Champ Acquisition Corp. Series Initial, 3M US L + 5.50%, 12/19/2025	1,475,746	1,474,366
Recorded Books, Inc. Series Initial, 1M US L + 4.50%, 08/29/2025	868,421	870,597
Southern Graphics, Inc. Series Refinancing, 2M US L + 3.25%, 12/31/2022	697,951	517,646
		6,772,809

Radio & Television - 1.55%
iHeartCommunications, Inc. Series Initial, 1M US L + 4.00%, 05/01/2026	2,759,570	2,780,736
Univision Communications, Inc. Series 2017 Replacement Repriced First-Lien, 1M US L + 2.75%, 03/15/2024	2,000,000	1,948,230
William Morris Endeavor Entertainment LLC Series B-1, 1M US L + 2.75%, 05/18/2025	1,376,623	1,340,487
		6,069,453
Steel - 0.90%
Graftech International, Ltd. Series Initial, 1M US L + 3.50%, 02/12/2025	2,545,601	2,483,017

12	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value

Steel (continued)
Phoenix Services International LLC Series B, 1M US L + 3.75%, 03/01/2025(b)	$1,091,770	$1,053,558
		3,536,575

Surface Transport - 0.51%
Lineage Logistics LLC, 1M US L + 3.00%, 02/27/2025	1,981,688	1,984,988

Telecommunications - 4.40%
Avaya, Inc. Series Tranche B, 1M US L + 4.25%, 12/15/2024	2,320,477	2,210,986
Commscope, Inc. Series Initial, 1M US L + 3.25%, 04/06/2026	1,200,000	1,197,858
Cyxtera DC Holdings, Inc. Series Initial, 1M US L + 7.25%, 05/01/2025	500,000	412,500
Greeneden U.S. Holdings I LLC Series Tranche B-3 Dollar, 1M US L + 3.25%, 12/01/2023	3,719,238	3,703,728
Masergy Holdings, Inc.:
Series 2017 Replacement, 3M US L + 3.25%, 12/15/2023	1,826,523	1,801,408
Series Initial, 3M US L + 7.50%, 12/16/2024	1,000,000	983,335
Peak 10 Holding Corp.:
Series Initial, 3M US L + 3.50%, 08/01/2024	491,228	425,834
Series Initial, 3M US L + 7.25%, 08/01/2025	250,000	185,000
Securus Technologies Holdings, Inc. Series Initial, 1M US L + 4.50%, 11/01/2024	1,828,127	1,619,419
TierPoint LLC:
Series Initial, 1M US L + 3.75%, 05/06/2024	1,181,375	1,102,371
Series Initial, 1M US L + 7.25%, 05/05/2025	1,170,000	1,086,152
Vertiv Group Corp. Series B, 1M US L + 4.00%, 11/30/2023	2,650,000	2,528,272
		17,256,863

Utilities - 1.96%
Brookfield WEC Holdings, Inc. Series Initial, 1M US L + 3.50%, 08/01/2025	3,105,574	3,119,363
Granite Acquisition, Inc. Series B, 3M US L + 7.25%, 12/19/2022	2,051,137	2,055,495
Pike Corp. Series Initial (2019), 1M US L + 3.25%, 07/24/2026	2,526,433	2,538,889
		7,713,747
TOTAL FLOATING RATE LOAN INTERESTS
(Cost $526,175,967)		518,996,320

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 7.53%
Structured Finance Obligations - 7.53%
Allegro CLO VII, Ltd. Series 2018-1A, 3M US L + 2.85%, 06/13/2031(b)(d)	1,000,000	950,410
Ares XLII Clo, Ltd. Series 2017-42A, 3M US L + 3.45%, 01/22/2028(b)(d)	1,100,000	1,099,849
Babson CLO, Ltd. 2015-I Series 2018-IA, 3M US L + 5.50%, 01/20/2031(b)(d)	250,000	223,913
BlueMountain CLO 2016-2, Ltd. Series 2019-2A, 3M US L + 4.00%, 08/20/2032(b)(d)	1,500,000	1,500,890
California Street CLO IX LP Series 2019-9A, 3M US L + 3.70%, 07/16/2032(b)(d)	1,500,000	1,495,132
Carlyle Global Market Strategies CLO 2016-1, Ltd. Series 2018-1A, 3M US L + 5.20%, 04/20/2027(b)(d)	1,500,000	1,395,211
CarVal CLO III, Ltd. Series 2019-2A, 3M US L + 3.70%, 07/20/2032(b)(d)	1,000,000	990,123
CIFC Funding 2016-I, Ltd.:
Series 2019-1A, 3M US L + 4.00%, 10/21/2031(b)(d)	1,000,000	1,000,000
Series 2019-1A, 3M US L + 4.43%, 10/21/2031(b)(d)	500,000	490,000
Series 2019-1A, 3M US L + 7.70%, 10/21/2031(b)(d)	500,000	490,000
Dryden 40 Senior Loan Fund Series 2018-40A, 3M US L + 5.75%, 08/15/2031(b)(d)	1,500,000	1,388,751
Galaxy XXIII CLO, Ltd. Series 2017-23A, 3M US L + 3.48%, 04/24/2029(b)(d)	500,000	487,842
Galaxy XXV CLO, Ltd. Series 2018-25A, 3M US L + 3.10%, 10/25/2031(b)(d)	500,000	483,173
Greywolf CLO IV, Ltd. Series 2019-1A, 3M US L + 6.94%, 04/17/2030(b)(d)	750,000	741,955
Highbridge Loan Management 6-2015, Ltd. Series 2018-2015, 3M US L + 5.10%, 02/05/2031(b)(d)	833,000	753,245
Octagon Investment Partners 18-R, Ltd. Series 2018-18A, 3M US L + 5.51%, 04/16/2031(b)(d)	1,000,000	898,470
OZLM XVII, Ltd. Series 2017-17A, 3M US L + 3.46%, 07/20/2030(b)(d)	500,000	486,651

Annual Report | September 30, 2019	13

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value

Structured Finance Obligations (continued)
Parallel 2018-2, Ltd. Series 2018-2A, 3M US L + 3.15%, 10/20/2031(b)(d)	$2,000,000	$1,886,562
Parallel 2019-1, Ltd.:
Series 2019-1A, 3M US L + 4.20%, 07/20/2032(b)(d)	1,000,000	1,000,253
Series 2019-1A, 3M US L + 6.72%, 07/20/2032(b)(d)	1,334,000	1,250,900
Pikes Peak CLO 4:
Series 2019-4A, 3M US L + 2.90%, 07/15/2032(b)(d)	500,000	499,733
Series 2019-4A, 3M US L + 4.10%, 07/15/2032(b)(d)	500,000	499,728
Rockford Tower CLO 2019-1, Ltd. Series 2019-1A, 3M US L + 2.75%, 04/20/2032(b)(d)	750,000	751,278
Romark CLO III, Ltd. Series 2019-3A, 3M US L + 3.90%, 07/15/2032(b)(d)	1,000,000	1,000,704
Romark CLO, Ltd. Series 2017-1A, 3M US L + 3.00%, 10/23/2030(b)(d)	500,000	479,302
RR 2, Ltd. Series 2017-2A, 3M US L + 3.00%, 10/15/2029(b)(d)	1,000,000	972,417
TIAA CLO I, Ltd. Series 2018-1A, 3M US L + 6.20%, 07/20/2031(b)(d)	1,500,000	1,354,754
TIAA CLO II, Ltd. Series 2017-1A, 3M US L + 5.85%, 04/20/2029(b)(d)	500,000	460,224
TIAA CLO IV, Ltd. Series 2018-1A, 3M US L + 5.95%, 01/20/2032(b)(d)	2,000,000	1,838,219
TICP CLO X, Ltd. Series 2018-10A, 3M US L + 2.80%, 04/20/2031(b)(d)	250,000	236,836
Venture XXIII CLO, Ltd. Series 2018-23A, 3M US L + 3.05%, 07/19/2028(b)(d)	1,500,000	1,461,557
Voya CLO 2015-2, Ltd. Series 2018-2A, 3M US L + 2.95%, 07/23/2027(b)(d)	750,000	725,555
Voya CLO 2016-2, Ltd. Series 2019-2A, 3M US L + 4.00%, 07/19/2028(b)(d)	250,000	250,397
		29,544,034

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $30,451,570)		29,544,034

CORPORATE BONDS - 5.70%
Aerospace & Defense - 0.25%
TransDigm, Inc., 6.250%, 03/15/2026(d)	900,000	968,625

Building & Development - 0.18%
Hillman Group, Inc., 6.375%, 07/15/2022(d)	750,000	706,875

Cable & Satellite Television - 0.27%
Altice France SA, 7.375%, 05/01/2026(d)	1,000,000	1,075,960

Containers & Glass Products - 0.17%
Trident TPI Holdings, Inc., 6.625%, 11/01/2025(d)	750,000	660,000

Diversified Insurance - 0.63%
HUB International, Ltd., 7.000%, 05/01/2026(d)	1,650,000	1,701,562
York Risk Services Holding Corp., 8.500%, 10/01/2022(d)	750,000	765,938
		2,467,500

Ecological Services & Equipment - 0.60%
GFL Environmental, Inc.:
5.375%, 03/01/2023(d)	1,768,000	1,798,586
7.000%, 06/01/2026(d)	510,000	538,050
		2,336,636

Electronics/Electric - 0.56%
Banff Merger Sub, Inc., 9.750%, 09/01/2026(d)	912,000	875,064
Energizer Holdings, Inc., 6.375%, 07/15/2026(d)	1,250,000	1,342,050
		2,217,114

14	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value

Food Service - 0.19%
IRB Holding Corp., 6.750%, 02/15/2026(d)	$750,000	$755,625

Food/Drug Retailers - 0.26%
eG Global Finance PLC, 6.750%, 02/07/2025(d)	1,056,000	1,034,880

Healthcare - 1.29%
Eagle Holding Co. II LLC, 7.750%, 05/15/2022(d)	1,750,000	1,767,500
Envision Healthcare Corp., 8.750%, 10/15/2026(d)	1,584,000	974,160
Team Health Holdings, Inc., 6.375%, 02/01/2025(d)	750,000	522,000
Tenet Healthcare Corp., 7.000%, 08/01/2025	1,750,000	1,785,000
		5,048,660

Industrial Equipment - 0.21%
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC, 7.750%, 04/15/2026(d)	857,000	805,580

Property & Casualty Insurance - 0.46%
AssuredPartners, Inc., 7.000%, 08/15/2025(d)	1,150,000	1,155,750
GTCR AP Finance, Inc., 8.000%, 05/15/2027(d)	636,000	655,080
		1,810,830

Radio & Television - 0.36%
Entercom Media Corp., 6.500%, 05/01/2027(d)	1,360,000	1,424,600

Telecommunications - 0.27%
CommScope, Inc., 6.000%, 03/01/2026(d)	1,038,000	1,079,313

TOTAL CORPORATE BONDS
(Cost $22,645,208)		22,392,198

	Shares	Value

EXCHANGE TRADED FUNDS - 3.63%
Financial Intermediaries - 3.63%
SPDR Blackstone / GSO Senior Loan ETF	307,275	14,232,978

TOTAL EXCHANGE TRADED FUNDS
(Cost $14,234,009)		14,232,978

SHORT TERM INVESTMENTS - 4.42%
Fidelity Treasury Portfolio
(1.794% 7-Day Yield)	17,361,338	17,361,338

TOTAL SHORT TERM INVESTMENTS
(Cost $17,361,338)		17,361,338

Annual Report | September 30, 2019	15

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2019

Value

Total Investments - 153.47%
(Cost $610,868,092)	602,526,868

Liabilities in Excess of Other Assets - (5.45)%	(21,441,715)

Leverage Facility - (48.02)%	(188,500,000)

Net Assets - 100.00%	$392,585,153

Amounts above are shown as a percentage of net assets as of September 30, 2019.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of September 30, 2019 was 2.02%

2M US L - 2 Month LIBOR as of September 30, 2019 was 2.07%

3M US L - 3 Month LIBOR as of September 30, 2019 was 2.09%

6M US L - 6 Month LIBOR as of September 30, 2019 was 2.06%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Level 3 asset valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of September 30, 2019. The Portfolio of Investments records only the funded portion of each position. As of September 30, 2019, the Fund has unfunded delayed draws in the amount of $818,877. Fair value of these unfunded delayed draws was $813,559.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $50,151,232, which represented approximately 12.77% of net assets as of September 30, 2019. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

See Notes to Financial Statements.

16	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Assets and Liabilities

September 30, 2019

ASSETS:
Investments, at fair value (Cost $610,868,092)	$602,526,868
Cash	136,170
Receivable for investment securities sold	18,047,641
Interest receivable	1,704,506
Receivable due from Adviser	356
Receivable for shares sold	1,433,111
Prepaid offering costs	59,109
Prepaid expenses and other assets	69,537
Total Assets	623,977,298

LIABILITIES:
Payable for investment securities purchased	38,912,076
Leverage facility	188,500,000
Interest due on leverage facility	1,240,750
Distributions payable to common shareholders	2,003,285
Accrued trustees' fees payable	35,020
Accrued distribution fees payable	34,396
Accrued shareholder servicing fees payable	34,407
Accrued transfer agent fees payable	83,216
Other payables and accrued expenses	548,995
Total Liabilities	231,392,145
Net Assets Attributable to Common Shareholders	$392,585,153

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$402,403,426
Total distributable earnings	(9,818,273)
Net Assets Attributable to Common Shareholders	$392,585,153

NET ASSET VALUE
Class I:
Net asset value per share	$24.24
Net assets	215,196,299
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	8,878,040

Class T:
Net asset value per share	24.19
Net assets	177,032,023
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	7,318,446

Class D:
Net asset value per share	24.24
Net assets	69,555
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	2,870

Class T-I:
Net asset value per share	24.71
Net assets	287,276
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	11,624

See Notes to Financial Statements.

Annual Report | September 30, 2019	17

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Operations

For the Year Ended September 30, 2019

INVESTMENT INCOME:
Dividends	$505,110
Interest	34,286,649
Total Investment Income	34,791,759

EXPENSES:
Advisory fee	3,649,167
Fund accounting and administration fees	461,275
Distribution fees	399,676
Shareholder servicing fees	399,822
Offering cost	439,217
Insurance expense	108,228
Legal and audit fees	949,822
Custodian fees	170,537
Trustees' fees and expenses	103,401
Printing expense	151,224
Transfer agent fees	279,091
Interest on leverage facility	5,721,607
Facility and other fees	32,388
Other expenses	116,475
Total expenses	12,981,930
Reimbursement from Adviser/Advisory fee waiver	(2,259,753)
Net Expenses	10,722,177
Net Investment Income	24,069,582

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(1,442,899)
Net realized loss	(1,442,899)
Change in unrealized appreciation/depreciation on:
Investment securities	(8,956,100)
Net change in unrealized appreciation/depreciation on investments	(8,956,100)
Net Realized and Unrealized Loss on Investments	(10,398,999)

Net Increase in Net Assets Attributable to Common Shares from Operations	$13,670,583

See Notes to Financial Statements.

18	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018
FROM OPERATIONS:
Net investment income	$24,069,582	$6,734,252
Net realized loss on investments	(1,442,899)	(196,227)
Net change in unrealized appreciation/depreciation on investments	(8,956,100)	614,876
Net Increase in Net Assets Attributable to Common Shares from Operations	13,670,583	7,152,901

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class I	(14,006,557)	(5,121,970)
Class T	(10,108,129)	(1,683,829)
Class D	(3,853)	–
Class T-I	(5,525)	–
Net Decrease in Net Assets from Distributions to Common Shareholders	(24,124,064)	(6,805,799)

SHARES TRANSACTIONS, IN DOLLARS:
Class I(a)
Proceeds from shares sold	41,997,174	184,572,712
Distributions reinvested	8,234,678	3,163,910
Cost of shares redeemed	(16,871,197)	(459)
Redemption fees	834	–
Class T(b)
Proceeds from shares sold	84,713,123	116,536,794
Distributions reinvested	4,873,243	944,631
Cost of shares redeemed	(25,908,082)	(61,257)
Redemption fees	33,976	–
Class D(c)
Proceeds from shares sold	55,000	15,000
Distributions reinvested	1,224	–
Cost of shares redeemed	–	–
Redemption fees	–	–
Class T-I(d)
Proceeds from shares sold	284,675	–
Distributions reinvested	5,553	–
Cost of shares redeemed	–	–
Redemption fees	–	–
Net Increase from Capital Share Transactions	97,420,201	305,171,331
Net Increase in Net Assets	86,966,720	305,518,433

NET ASSETS
Beginning of period	305,618,433	100,000
End of period	$392,585,153	$305,618,433

(a)	The Fund's Class I commenced operations on January 18, 2018.
(b)	The Fund's Class T commenced operations on May 7, 2018.
(c)	The Fund's Class D commenced operations on October 1, 2018.
(d)	The Fund's Class T-I commenced operations on April 22, 2019.

See Notes to Financial Statements.

Annual Report | September 30, 2019	19

Blackstone / GSO Floating Rate Enhanced Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018
SHARE TRANSACTIONS, IN SHARES:
Class I(a)
Beginning shares	7,517,587	4,000
Shares sold	1,716,846	7,386,868
Reinvestment in shares	339,042	126,737
Shares redeemed	(695,435)	(18)
Net change in shares resulting from shares transactions	1,360,453	7,513,587
Ending shares	8,878,040	7,517,587

Class T(b)
Beginning shares	4,717,010	–
Shares sold	3,466,342	4,681,508
Reinvestment in shares	201,102	37,964
Shares redeemed	(1,066,008)	(2,462)
Net change in shares resulting from shares transactions	2,601,436	4,717,010
Ending shares	7,318,446	4,717,010

Class D(c)
Beginning shares	600	–
Shares sold	2,219	600
Reinvestment in shares	51	–
Shares redeemed	–	–
Net change in shares resulting from shares transactions	2,270	600
Ending shares	2,870	600

Class T-I(d)
Beginning shares	–	–
Shares sold	11,400	–
Reinvestment in shares	224	–
Shares redeemed	–	–
Net change in shares resulting from shares transactions	11,624	–
Ending shares	11,624	–

(a)	The Fund's Class I commenced operations on January 18, 2018.
(b)	The Fund's Class T commenced operations on May 7, 2018.
(c)	The Fund's Class D commenced operations on October 1, 2018.
(d)	The Fund's Class T-I commenced operations on April 22, 2019.

See Notes to Financial Statements.

20	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Cash Flows

For the Year Ended September 30, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets attributable to common shares from operations	$13,670,583
Adjustments to reconcile net increase in net assets attributable to common shares from operations to net cash used in operating activities:
Purchases of investment securities	(559,568,749)
Proceeds from disposition of investment securities	388,219,982
Discounts accreted/premiums amortized	(106,374)
Net realized loss on:
Investment securities	1,442,899
Net change in unrealized appreciation/depreciation on:
Investment securities	8,956,100
Net purchase of short term investments	(11,098,239)
(Increase)/Decrease in assets:
Receivable due from Adviser	(356)
Interest receivable	(379,529)
Prepaid offering costs	333,168
Prepaid expenses and other assets	4,207
Increase/(Decrease) in liabilities:
Payable to Adviser for offering costs	(20,282)
Interest due on leverage facility	1,119,121
Accrued distribution fees payable	(8,008)
Accrued trustees' fees payable	(13,542)
Accrued shareholder servicing fees payable	(7,997)
Accrued transfer agent fees payable	64,948
Other payables and accrued expenses	(478,127)
Net Cash Provided by (Used in) Operating Activities	(157,870,195)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	103,500,000
Payments on leverage facility	(30,000,000)
Cost of shares redeemed - common shares	(42,744,469)
Proceeds from shares sold - common shares	136,186,244
Distributions paid - common shareholders - net of distributions reinvested	(9,747,492)
Net Cash Provided by (Used in) Financing Activities	157,194,283

Net Decrease in Cash	(675,912)
Cash, beginning balance	$812,082
Cash, ending balance	$136,170

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$4,602,486
Reinvestment of distributions	$13,114,698

See Notes to Financial Statements.

Annual Report | September 30, 2019	21

Blackstone / GSO Floating Rate Enhanced Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended September 30, 2019	For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$25.00	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.66	0.90
Net realized and unrealized loss on investments	(0.76)	(0.01)
Total Income from Investment Operations	0.90	0.89

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1.66)	(0.89)
Total Distributions to Shareholders	(1.66)	(0.89)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.00 (b)	–

Net asset value - end of period	$24.24	$25.00

Total Investment Return - Net Asset Value(c)	3.82%	3.61%

RATIOS TO AVERAGE NET ASSETS
Expenses before reimbursement from Adviser and Advisory fee waiver	0.73%	1.60	%(d)
Advisory Fee	1.00%	1.00	%(d)
Interest on leverage	1.57%	0.80	%(d)
Total expenses before reimbursement from Adviser and Advisory fee waiver	3.30%	3.40	%(d)
Reimbursement from Adviser and Advisory fee waiver	(0.59%)	(2.15	%)(d)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.71%	1.25	%(d)
Excluded expenses(e)	(2.36%)	(0.90	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35%	0.35	%(d)
Net investment income	6.82%	5.17%

Net assets, end of period (000s)	$215,196	$187,942
Portfolio turnover rate	72%	40	%(f)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$188,500	$115,000
Average borrowings outstanding during the period (000s)	$168,989	$61,100	(g)
Asset coverage, end of period per $1,000(h)	$3,083	$3,658

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Financial ratios have been annualized except for non-recurring costs such as audit, offering and organizational costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(f)	Percentage represents the results for the period and is not annualized.
(g)	Since first borrowing was made on March 6, 2018.
(h)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

22	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund – Class T	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended September 30, 2019	For the Period May 7, 2018 (Commencement of Operations) to September 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$24.94	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.53	0.58
Net realized and unrealized loss on investments	(0.75)	(0.09)
Total Income from Investment Operations	0.78	0.49

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1.54)	(0.55)
Total Distributions to Shareholders	(1.54)	(0.55)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.01	–

Net asset value - end of period	$24.19	$24.94

Total Investment Return - Net Asset Value(b)	3.33%	2.00%

RATIOS TO AVERAGE NET ASSETS
Expenses before reimbursement from Adviser and Advisory fee waiver	1.29%	1.83	%(c)
Advisory Fee	1.00%	1.00	%(c)
Interest on leverage	1.57%	1.07	%(c)
Total expenses before reimbursement from Adviser and Advisory fee waiver	3.86%	3.90	%(c)
Reimbursement from Adviser and Advisory fee waiver	(0.62%)	(1.85	%)(c)
Total expenses after reimbursement from Adviser and Advisory fee waiver	3.24%	2.05	%(c)
Excluded expenses(d)	(2.89%)	(1.70	%)(c)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35%	0.35	%(c)
Net investment income	6.31%	5.86%

Net assets, end of period (000s)	$177,032	$117,661
Portfolio turnover rate	72%	40	%(e)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$188,500	$115,000
Average borrowings outstanding during the period (000s)	$168,989	$61,100	(f)
Asset coverage, end of period per $1,000(g)	$3,083	$3,658

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Financial ratios have been annualized except for non-recurring costs such as audit, offering and organizational costs.
(d)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(e)	Percentage represents the results for the period and is not annualized.
(f)	Since first borrowing was made on March 6, 2018.
(g)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Annual Report | September 30, 2019	23

Blackstone / GSO Floating Rate Enhanced Income Fund – Class D	Financial Highlights

For a Share Outstanding Throughout the Period Indicated

For the Period October 1, 2018 (Commencement of Operations) to September 30, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.59
Net realized and unrealized loss on investments	(0.74)
Total Income from Investment Operations	0.85

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1.61)
Total Distributions to Shareholders	(1.61)

Net asset value - end of period	$24.24

Total Investment Return - Net Asset Value(b)	3.57%

RATIOS TO AVERAGE NET ASSETS
Expenses before reimbursement from Adviser and Advisory fee waiver	1.06%
Advisory Fee	1.00%
Interest on leverage	1.59%
Total expenses before reimbursement from Adviser and Advisory fee waiver	3.65%
Reimbursement from Adviser and Advisory fee waiver	(0.67%)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.98%
Excluded expenses(c)	(2.63%)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35%
Net investment income	6.57%

Net assets, end of period (000s)	$70
Portfolio turnover rate	72%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$188,500
Average borrowings outstanding during the period (000s)	$168,989
Asset coverage, end of period per $1,000(d)	$3,083

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(d)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

24	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund – Class T-I	Financial Highlights

For a Share Outstanding Throughout the Period Indicated

	For the Period April 22, 2019 (Commencement of Operations) to September 30, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.67
Net realized and unrealized loss on investments	(0.28)
Total Income from Investment Operations	0.39

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.68)
Total Distributions to Shareholders	(0.68)

Net asset value - end of period	$24.71

Total Investment Return - Net Asset Value(b)	1.58%

RATIOS TO AVERAGE NET ASSETS
Expenses before reimbursement from Adviser and Advisory fee waiver	24.49	%(c)
Advisory Fee	1.00	%(c)
Interest on leverage	1.61	%(c)
Total expenses before reimbursement from Adviser and Advisory fee waiver	27.10	%(c)
Reimbursement from Adviser and Advisory fee waiver	(23.65	%)(c)
Total expenses after reimbursement from Adviser and Advisory fee waiver	3.45	%(c)
Excluded expenses(d)	(3.10	%)(c)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35	%(c)
Net investment income	6.17%

Net assets, end of period (000s)	$287
Portfolio turnover rate	72%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$188,500
Average borrowings outstanding during the period (000s)	$168,989
Asset coverage, end of period per $1,000(e)	$3,083

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(d)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(e)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Annual Report | September 30, 2019	25

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2019

NOTE 1. ORGANIZATION

Blackstone / GSO Floating Rate Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a non-diversified, closed-end management investment company. The Fund engages in continuous offering of shares and operates as an interval fund that offers to make monthly repurchases of shares at the net asset value (the “NAV”).

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. GSO / Blackstone Debt Funds Management LLC (the “Adviser”) purchased 4,000 Institutional Class I Common Shares (“Class I Shares”) at a NAV of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Class I Shares, Advisory Class D Common Shares (“Class D Shares”), Brokerage Class T Common Shares (“Class T Shares”), Brokerage Class T-I Common Shares (“Class T-I Shares”) and Brokerage Class U Common Shares (“Class U Shares”), and a maximum offering of $3,000,000,000 of common shares. Class I Shares commenced operations on January 18, 2018, Class T Shares commenced operations on May 7, 2018, Class D Shares commenced operations on October 1, 2018, and Class T-I Shares commenced operations on April 22, 2019. Class U Shares had not commenced operations as of September 30, 2019. As of September 30, 2019, Class I Shares (BGFLX), Class T Shares (BGFTX), Class D Shares (BGFDX), and Class T-I Shares (BGFPX) were outstanding.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s NAV is determined daily on each day that the New York Stock Exchange (“Exchange”) is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized loan obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

26	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2019

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of September 30, 2019:

Blackstone / GSO Floating Rate Enhanced Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Air Transport	$–	$2,960,527	$707,358	$3,667,885
Building & Development	–	19,906,040	2,120,942	22,026,982
Business Equipment & Services	–	73,684,790	7,659,992	81,344,782
Cable & Satellite Television	–	4,528,733	831,815	5,360,548
Chemical & Plastics	–	6,975,567	1,080,000	8,055,567
Electronics/Electric	–	75,950,130	1,776,689	77,726,819
Food Products	–	9,551,637	1,303,606	10,855,243
Healthcare	–	69,242,480	1,564,382	70,806,862
Industrial Equipment	–	13,748,817	2,989,271	16,738,088
Leisure Goods/Activities/Movies	–	12,593,462	1,750,000	14,343,462
Steel	–	2,483,017	1,053,558	3,536,575
Other	–	204,533,507	–	204,533,507
Collateralized Loan Obligation Securities Structured Finance Obligations	–	–	29,544,034	29,544,034
Corporate Bonds	–	22,392,198	–	22,392,198
Exchange Traded Funds	14,232,978	–	–	14,232,978
Short Term Investments	17,361,338	–	–	17,361,338
Total	$31,594,316	$518,550,905	$52,381,647	$602,526,868

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Blackstone / GSO Floating Rate Enhanced Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Total
Balance as of September 30, 2018	$26,450,492	$13,399,115	$39,849,607
Accrued discount/ premium	(1,147)	6,272	5,125
Realized Gain/(Loss)	(34,857)	(223,522)	(258,379)
Change in Unrealized Appreciation/(Depreciation)	(484,383)	(861,579)	(1,345,962)
Purchases	24,926,088	22,053,205	46,979,293
Sales Proceeds	(15,434,385)	(4,829,457)	(20,263,842)
Transfer into Level 3	4,814,181	–	4,814,181
Transfer out of Level 3	(17,398,376)	–	(17,398,376)
Balance as of September 30, 2019	$22,837,613	$29,544,034	$52,381,647
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2019	$(461,698)	$(890,487)	$(1,352,185)

Annual Report | September 30, 2019	27

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2019

Information about Level 3 fair value measurements as of September 30, 2019:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$22,837,613	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	$29,544,034	Third-party vendor pricing service	Broker quotes	N/A

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of year end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if any, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund declares income dividends daily and distributes them monthly. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Offering Costs: Offering costs incurred by the Fund of $1,407,694 were treated as deferred charges until operations commenced and were amortized over a 12-month period using the straight line method. During the year ended September 30, 2019, $439,217 in offering costs were amortized. Unamortized amounts are included in prepaid offering costs in the Statement of Assets and Liabilities.

NOTE 3. FEES AND EXPENSES

Investment Advisory

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates in the credit-focused business of The Blackstone Group L.P., “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and provides administrative and compliance oversight services to, the Fund.

Management Fees

The investment advisory agreement between the Fund and the Adviser provides for the Fund to pay a management fee to the Adviser at an annual rate equal to 1.00% of the average daily value of the Fund’s net assets (the “Management Fee”). The Adviser voluntarily agreed to temporarily reduce its Management Fee to an annual rate of 0.30% of the average daily value of the Fund’s net assets from October 1, 2018 until October 23, 2018. On October 24, 2018, the Adviser amended such Management Fee reduction to voluntarily and temporarily reduce its Management Fee to an annual rate equal to 0.40% of the average daily value of the Fund’s net assets effective from October 24, 2018 until December 31, 2018. On November 30, 2018, the Adviser further amended such Management Fee reduction to voluntarily and temporarily reduce its Management Fee to an annual rate equal to 0.50% of the average daily value of the Fund’s net assets effective from November 30, 2018 until December 31, 2018. On December 26, 2018, the Adviser further amended such Management Fee reduction to voluntarily and temporarily reduce its Management Fee to an annual rate equal to 0.60% of the average daily value of the Fund’s net assets effective from December 26, 2018 until January 31, 2019. On January 30, 2019, the Adviser voluntarily agreed to temporarily reduce its Management Fee to an annual rate equal to 0.80% of the average daily value of the Fund’s net assets effective from February 1, 2019 until February 28, 2019 and to an annual rate of 0.90% of the average daily value of the Fund’s net assets effective from March 1, 2019 until March 31, 2019. Effective April 1, 2019, the Adviser's agreement to temporarily reduce its Management Fee terminated and the Adviser began receiving a Management Fee at an annual rate of 1.00% of the daily value of the Fund's net assets. All voluntarily waived management fees are permanently waived and not recoupable by the Adviser. During the year ended September 30, 2019, the Adviser voluntarily waived $759,434 of management fees, of which $441,389 were attributable to Class I Shares, $317,893 were attributable to Class T Shares, $131 were attributable to Class D Shares, and $21 were attributable to Class T-I Shares.

28	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2019

Expense Limitation and Reimbursement

Pursuant to an Expense Limitation and Reimbursement Agreement, through September 27, 2020, the Adviser has agreed to waive its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.35% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.35% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) the service fee, (iii) the distribution fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser). Pursuant to the Expense Limitation and Reimbursement Agreement, the Adviser reimbursed $1,500,319 in fees and expenses during the year ended September 30, 2019.

As of September 30, 2019, the repayments that potentially may be made by the Fund are as follows:

	Expenses reimbursed on November, 2017(1)	Expenses reimbursed in year ending September 30, 2018	Expenses reimbursed in year ending September 30, 2019
Class	Subject to repayment until expiration date of November, 2020 (1)	Subject to repayment until maximum expiration date of September 30, 2021	Subject to repayment until maximum expiration date of September 30, 2022
Class I	$897,049	$1,442,711	$780,815
Class T	─	397,972	672,010
Class D	─	─	266
Class T-I	─	─	47,228
Total	$897,049	$1,840,683	$1,500,319

(1)	Class I commenced operations on January 18, 2018. Amount reflects remaining repayment related to reimbursement of organization expenses incurred as of November 10, 2017.

Trustee Compensation

In 2018, the Fund and the Blackstone / GSO Senior Floating Rate Fund, the Blackstone / GSO Long-Short Credit Income Fund and the Blackstone / GSO Strategic Credit Fund (the “Funds”) paid every Trustee who was not a director, officer, employee, or affiliate of GSO or ALPS, a retainer fee of $120,000 per annum. Effective January 1, 2019, the Funds agreed to pay each Trustee a retainer fee of $130,000 per annum. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also are entitled to a retainer fee of $10,000 per annum from the Funds. The Lead Independent Trustee also is entitled to a retainer fee of $14,000 per annum from the Funds.

Distribution and Servicing Fees

Blackstone Advisory Partners L.P. (the “Distributor”), an affiliate of the Fund and of the Adviser, serves as the principal underwriter and distributor in the continuous public offering of the Fund’s Class I Shares, Class D Shares, Class T Shares, and Class T-I Shares pursuant to a distribution agreement (“Distribution Agreement”) with the Fund, which is subject to annual approval by the Board. The Fund pays the Distributor a Service Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares, Class D Shares, and Class T-I Shares, respectively. The Fund pays the Distributor a Distribution Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares and Class T-I Shares, respectively. For the year ended September 30, 2019, Class T Shares, Class D Shares, and Class T-I Shares incurred servicing fees of $399,453, $146, and $223, respectively, and Class T Shares and Class T-I Shares incurred distribution fees of $399,453 and $223, respectively. Class I Shares do not incur a Service Fee or a Distribution Fee. The Distributor may pay all or a portion of these fees to selling agents.

Other Agreements

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Fund.

Annual Report | September 30, 2019	29

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2019

The Bank of New York Mellon serves as the Fund’s primary custodian. UMB Bank, N.A. serves as the Fund’s custodian for purposes of processing investor subscriptions and repurchases.

DST Systems Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

ALPS, The Bank of New York Mellon, UMB Bank, N.A. and DST Systems Inc., are not considered affiliates of the Fund as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the year ended September 30, 2019, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Floating Rate Enhanced Income Fund	$529,500,892	$390,056,449

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser and the Distributor are related parties of the Fund. Fees payable to related parties are disclosed in Note 3 and accrued amounts are disclosed in the Statement of Operations.

Blackstone Holdings Finance Co. L.L.C (“FINCO”), an affiliate of the investment adviser, pays expenses on behalf of the Fund from time to time. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such services. As of September 30, 2019, the reimbursement amount of $51,120, is recorded as other payables and accrued expenses to the Fund’s Statement of Assets and Liabilities.

As of September 30, 2019 the Fund had invested in SPDR Blackstone / GSO Senior Loan ETF (“SRLN”), which is sub-advised by the Adviser. The percentage of the Fund’s net assets invested in SRLN was 3.62% as of September 30, 2019. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the investment company’s management fees (except with respect to investments in affiliated investment companies) and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other non-affiliated investment companies. The Fund does not charge management fees with respect to the portion of its net assets invested in SRLN.

During the year ended September 30, 2019, the Fund did not engage in cross trades with an affiliate pursuant to Rule 17a-7.

NOTE 6. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At September 30, 2019, 89.33% of the Fund’s Managed Assets were held in floating rate loan interests.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

30	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2019

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2019, the Fund had invested $34,434,768 in second lien secured loans.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by a committee of the Adviser. The factors considered by such committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Fund may acquire Loans through assignments or participations. The Fund typically acquires these Loans through assignment, and if the Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through participation.

The Fund invests in CLOs. A CLO security is a financing company (generally called a special purpose vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLO securities are typically secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in secured Loans. When investing in CLO securities, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLO securities consisting primarily of individual secured Loans of Borrowers and not repackaged CLO securities from other high risk pools. The underlying secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier then legal maturity from a refinancing of the senior debt tranches of the secured loans.

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including ETFs, net of other permissible investments in this 20% basket, to the extent that such investments are permissible under the 1940 Act, including interpretations or modifications by the Securities and Exchange Commission (“SEC”). ETFs are pooled investment vehicles that are often designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its common shares), or when the Adviser believes share prices of other investment companies offer attractive values or as part of the Adviser’s liquidity management for purposes of meeting repurchase requests. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the investment company’s management fees (except with respect to investments in affiliated investment companies) and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Annual Report | September 30, 2019	31

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2019

NOTE 7. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with a syndicate of lenders party thereto to borrow money pursuant to a one-year revolving line of credit ("Leverage Facility") dated January 18, 2018, as amended on June 22, 2018, and as further amended on August 16, 2018 and as amended and restated on October 23, 2018, as further amended and restated on December 28, 2018, and as amended on January 17, 2019, as further amended on June 27, 2019, and as further amended on September 11, 2019, to borrow up to an aggregate limit of $260,000,000 under two loan tranches, Tranche A and Tranche B. The Tranche A commitment allows for borrowings up to $225,000,000. The Tranche B commitment allows for borrowings for temporary purposes up to $35,000,000 and has a swing line sub facility with a commitment equal to the aggregate amount of the commitments under Tranche B (currently $35,000,000). Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of (a) 0.85% above LIBOR for each Tranche A loan, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion and (b) 0.90% above LIBOR with respect to each Tranche B Loan and each swing line loan with, LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1) month thereafter. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is (a) 0.25%, subject to a stepdown to 0.15% depending on utilization, on the undrawn amounts for Tranche A loans and (b) 0.15% for Tranche B loans. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At September 30, 2019, the Fund had borrowings outstanding under its Leverage Facility of $188,500,000, at an interest rate of 3.15% for Tranche A. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2019. For the days leverage was drawn during the year ended September 30, 2019, the average borrowings under the Fund’s Leverage Facility and the average interest rate was $168,739,726 and 3.28%, respectively for Tranche A, and $7,583,333 and 3.24%, respectively for Tranche B.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage.

NOTE 8. REPURCHASE OFFERS

The Board has adopted a repurchase offer fundamental policy setting forth that the Fund will conduct monthly repurchase offers. This fundamental policy may be changed only with the approval of a majority of the outstanding voting securities of the Fund. The Fund is required to offer to repurchase at least 5% of its outstanding common shares with each repurchase offer and, under normal market conditions, the Board expects to authorize a 5% offer (“Repurchase Offer”) each month. The Fund may not offer to repurchase less than 5% nor more than 25% of its outstanding common shares during any three month period.

The time and dates by which Repurchase Offers must be accepted (“Repurchase Request Deadline”) are 4:00 p.m. Eastern time on the eighth business day of each month. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Offer Amount”). Payment for all common shares repurchased pursuant to these offers will be made not later than 7 calendar days after the repurchase pricing date. Under normal circumstances, it is expected that the Repurchase Request Deadline will be the same date as the repurchase pricing date. Payment for common shares tendered will normally be made by the fourth business day (but in any case no later than the seventh calendar day) following the repurchase pricing date and, in every case, at least five business days before sending notification of the next monthly Repurchase Offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

The Fund may impose redemption fees of up to 2.00% on shares accepted for repurchase that have been held for less than one year. The Fund has elected not to impose the redemption fee on repurchases of common shares acquired through the reinvestment of dividends and distributions or submitted pursuant to an auto-rebalancing mechanism of a shareholder account.

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Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2019

During the year ended September 30, 2019, the Fund completed 12 monthly repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

Repurchase Request Deadline	Percentage of Outstanding Shares the Fund Offered to Repurchase(a)	Repurchase Pricing Date	Amount Repurchased	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased
October 18, 2018	5.00%	October 18, 2018	$276,720	11,104	0.09%
November 12, 2018	5.00%	November 12, 2018	127,686	5,148	0.04%
December 12, 2018	5.00%	December 12, 2018	632,116	26,293	0.19%
January 11, 2019	5.00%	January 11, 2019	707,690	29,403	0.20%
February 12, 2019	5.00%	February 12, 2019	5,095,389	211,340	1.43%
March 12, 2019	5.00%	March 12, 2019	2,571,393	105,692	0.71%
April 10, 2019	5.00%	April 10, 2019	92,174	3,778	0.02%
May 10, 2019	5.00%	May 10, 2019	179,547	7,326	0.05%
June 12, 2019	5.00%	June 12, 2019	1,062,542	43,679	0.27%
July 11, 2019	5.53%	July 11, 2019	22,236,571	914,145	5.53%
August 12, 2019	5.00%	August 12, 2019	789,775	32,579	0.20%
September 12, 2019	5.00%	September 12, 2019	3,992,426	164,734	1.02%

(a)	If total repurchase request exceeds 5% of the Fund’s outstanding shares, the Fund may increase the number of shares that it is offering to repurchase by up to an additional 2% of its total outstanding shares (provided that the Fund may not repurchase more than 2% in additional shares during any three-month period).

NOTE 9. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Limited Operating History: The Fund is a non-diversified, closed-end management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. The Adviser acts as an investment adviser or sub-adviser for CLO vehicles, separately managed accounts, listed investment companies (including closed-end funds and an ETF) and other investment vehicles.

Investment and Market Risk: The Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Repurchase Offers Risk: An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the common shares. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of common shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of common shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their common shares by increasing the Fund’s expenses and reducing any net investment income.

Annual Report | September 30, 2019	33

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2019

Loans Risk: Under normal market conditions, the Fund will invest primarily in Loans. The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks, including, but not limited to, credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain Loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Loans. To the extent that a Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Loans is not fully-developed. No active trading market may exist for certain Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Below Investment Grade, or High Yield, Instruments Risk: The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Valuation Risk: The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of floating rate instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such floating rate instruments carried on the Fund’s books.

Liquidity Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to applicable laws or the Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Credit Risk: Credit risk is the risk that one or more Loans or other floating rate instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain Loans, losses may still occur because the market value of Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk: The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

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Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2019

LIBOR Risk: Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Trust may invest may also reference LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Additional findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability and the extent to which that may impact the Fund may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Structured Products Risk: The Fund may invest up to 20% of its Managed Assets in structured products, including CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and may be subject to counterparty risk.

CLO Risk: In addition to the general risks associated with debt securities and structured products discussed herein, CLO securities carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLO securities are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLO securities, which could reduce credit enhancement in the CLO securities; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Leverage Risk: Under current market conditions, the Fund generally intends to utilize leverage in an amount up to 33 1/3% of the Fund’s total assets principally through Borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the net asset value and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by Common Shareholders. Common Share income may fall if the interest rate on Borrowings or the dividend rate on Preferred Shares rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Shares varies. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incursion and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Annual Report | September 30, 2019	35

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2019

NOTE 10. TAX BASIS INFORMATION

As determined on September 30, 2019, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of offering expenses. The amount reclassified did not affect total net assets. The reclassifications were as follows:

Fund	Paid-in capital	Total Distributable Earnings
Blackstone / GSO Floating Rate Enhanced Income Fund	$(110,892)	$110,892

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term, as was the case under previous law. As of September 30, 2019, the Fund had the following post-effective capital losses with no expiration:

Fund	Short Term	Long Term
Blackstone / GSO Floating Rate Enhanced Income Fund	$579,098	$1,068,692

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and therefore may differ significantly in amount and/or character from net investment income and realized gains or losses for financial reporting purposes. The tax character of distributions paid by the Fund during the year ended September 30, 2019, are as follows:

2019	Blackstone / GSO Floating Rate Enhanced Income Fund
Distributions Paid From:
Ordinary Income	$24,124,064
Total	$24,124,064

The tax character of distributions paid by the Fund during the year ended September 30, 2018, are as follows:

2018	Blackstone / GSO Floating Rate Enhanced Income Fund
Distributions Paid From:
Ordinary Income	$6,805,799
Total	$6,805,799

At September 30, 2019, the components of distributable earnings, as calculated on a tax basis are as follows:

Blackstone / GSO Floating Rate Enhanced Income Fund
Undistributed ordinary income	$2,279,114
Accumulated capital losses	(1,647,790)
Unrealized depreciation	(8,441,079)
Other Cumulative effect of timing differences	(2,008,518)
Total	$(9,818,273)

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Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2019

The amount of net tax unrealized appreciation/(depreciation) and the tax cost of investments at September 30, 2019, are as follows:

Blackstone / GSO Floating Rate Enhanced Income Fund
Cost of investments for income tax purposes	$610,967,947
Gross appreciation (excess of value over tax cost)	$1,915,068
Gross depreciation (excess of tax cost over value)	(10,356,147)
Net unrealized depreciation	$(8,441,079)

NOTE 11. RECENT ACCOUNTING PRONOUNCEMENT

In November 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-18, Statement of Cash Flows (Topic 230) - Restricted Cash. The new guidance is intended to change the presentation of restricted cash on the statement of cash flows. The new standard affects all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those annual periods. The adoption of ASU No. 2016-18 did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchased callable debt securities purchased at a premium. Specifically, it required the premium to be amortized to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced by $3,570 and unrealized appreciation of investments was increased by $3,570. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements. Management has evaluated the impact of this ASU and has adopted the changes into these financial statements.

NOTE 12. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund completed a monthly repurchase offer on October 10, 2019, and 288,819 shares were repurchased for $6,895,656.

The Fund completed a monthly repurchase offer on November 12, 2019, and 373,142 shares were repurchased for $8,914,297.

On November 1, 2019, the Fund filed a post-effective amendment to its registration statement pursuant to Rule 486(b) under the Securities Act of 1933, as amended, to register Brokerage Class U Common Shares.

Annual Report | September 30, 2019	37

Blackstone / GSO Floating Rate Enhanced Income Fund	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Blackstone / GSO Floating Rate Enhanced Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Blackstone / GSO Floating Rate Enhanced Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from January 18, 2018 (commencement of operations) through September 30, 2018, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from January 18, 2018 (commencement of operations) through September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

November 22, 2019

We have served as the auditor of one or more investment companies advised by Blackstone / GSO since 2010.

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Blackstone / GSO Floating Rate Enhanced Income Fund	Additional Information

September 30, 2019 (Unaudited)

Portfolio Information. The Fund previously filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Effective April 30, 2019, the Fund is required to use new Form N-PORT on a quarterly basis to disclose portfolio holdings, with every third month made available to the public by the SEC, and Form N-Q filings are no longer required. The Fund’s Forms N-Q or Forms N-PORT are available (1) on the Fund’s website located at http://www.bgfrei.com or (2) on the SEC’s website at http://www.sec.gov.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgfrei.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgfrei.com, and (3) on the SEC’s website at http://www.sec.gov.

Annual Report | September 30, 2019	39

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2019 (Unaudited)

This privacy policy sets forth the Investment Manager’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Investment Manager. These policies apply to individuals only and are subject to change.

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and income

•  Assets and investment experience

•  Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Email us at GLB.privacy@blackstone.com
Who We Are

Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Real Estate Income Trust, Inc., Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund and Blackstone / GSO Floating Rate Enhanced Income Fund
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

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Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2019 (Unaudited)

How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

• open an account or give us your income information

• provide employment information or give us your contact information

• tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates’ everyday business purposes—information about your creditworthiness • affiliates from using your information to market to you • sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Our joint marketing partners include financial services companies.
Other Important Information
California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

GDPR PRIVACY STATEMENT

DATA PRIVACY NOTICE FOR INVESTORS

Why are you seeing this notice?

•	This Data Privacy Notice applies to you to the extent that European Union (“EU”) data protection legislation applies to our processing of your Personal Data (defined below) or to the extent you are a resident of the EU or the European Economic Area (“EEA”). If this Data Privacy Notice applies to you, you have certain rights with respect to your Personal Data which are contained in this Data Privacy Notice.
•	You may need to provide Personal Data to us as part of your investment into a Fund.
•	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates.

Annual Report | September 30, 2019	41

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2019 (Unaudited)

•	“Personal Data” has the meaning given in the EU data protection legislation and includes any information relating to an identifiable individual (such as name, address, date of birth or economic information).

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

The Fund is committed to protecting and respecting your privacy.

The Fund-related entities on whose behalf this privacy statement is made are: (i) the Fund, (ii) GSO / Blackstone Debt Funds Management LLC, (the “Investment Adviser”), (iii), their respective affiliates, and in each case such persons’ legal and other advisors and agents (together, the “Fund Parties”).

Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

When you provide us with your Personal Data, the Fund acts as a “data controller”. In simple terms, this means that:

•	we “control” the Personal Data that you provide – including making sure that it is kept secure
•	we make certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law

What Personal Data do we collect about you?

The types of Personal Data we collect and share depends on the product or service you have with us and the nature of your investment. This information can include or be related to:

•	name, date of birth, country(ies) of citizenship, mailing and permanent address, email address, and telephone number
•	photo identification, including passports, driving license, and other government-issued IDs
•	bank and brokerage account information, including routing and account numbers
•	national insurance number and tax identification number
•	source of wealth, employment information, education history, number of dependents and income
•	assets and liabilities
•	investment strategy, experience, and activity
•	risk tolerance and transaction history
•	internet protocol address
•	cookie identification
•	information about your third-party representatives

The Personal Data collected about you will help us provide you with a better service and facilitate our business relationship.

•	We may combine Personal Data that you provide to us with Personal Data that we collect from, or about you, in some circumstances.
•	This will include Personal Data collected in an online or offline context.

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Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2019 (Unaudited)

Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
Personal Data that you give us

• from the forms and any associated documentation that you complete when subscribing for an investment, shares and/or opening an account with us. This will include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)

• when you provide it to us in correspondence and conversations

• when you make transactions with respect to the Fund

• when you purchase shares from us and/or tell us where to send money

Personal Data we obtain from others

• publicly available and accessible directories and sources

• bankruptcy registers

• tax authorities, including those that are based outside the United Kingdom and the EEA if you are subject to tax in another jurisdiction

• governmental and competent regulatory authorities to whom we have regulatory obligations

Why do we process your Personal Data?

We process your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

• administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in our funds

• meet the resulting contractual obligations we have to you

• facilitate the continuation or termination of the contractual relationship between you and the Fund

• facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject to:

• undertake our client and investor due diligence, and on-boarding checks

• carry out verification, know your client (KYC), terrorist financing and anti-money laundering checks

• verify the identity and addresses of our investors (and, if applicable their beneficial owners)

• comply with requests from regulatory, governmental, tax and law enforcement authorities

• surveillance and investigation

• carry out audit checks

• maintain statutory registers

• prevent and detect fraud

• comply with sanctions laws

Annual Report | September 30, 2019	43

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2019 (Unaudited)

Our legitimate interests

For our legitimate interests or those of a third party to:

•  manage and administer your holding in any funds in which you are invested, and any related accounts on an ongoing basis

•  assess and process any applications or requests made by you

•  open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund

•  send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund

•  address or investigate any complaints, claims, proceedings or disputes

•  provide you with, and inform you about, our investment products and services

•  monitor and improve our relationships with investors

•  comply with applicable regulatory obligations

•  manage our risk and operations

•  comply with our accounting and tax reporting requirements

•  comply with our audit requirements

•  assist with internal compliance with our policies and process

•  ensure appropriate group management and governance

•  keep our internal records

•  prepare reports on incidents / accidents

•  protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

•  analyze and manage commercial risks

•  seek professional advice, including legal advice

•  enable any actual or proposed, assignee or transferee, participant or sub-participant of the Fund's or

•  Fund vehicles’ rights or obligations to evaluate proposed transactions

•  facilitate business asset transactions involving the

•  Fund or Fund-related vehicles

•  monitor communications to/from us using our systems

•  protect the security and integrity of our IT systems

We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Who we share your Personal Data with

We will share your Personal Data with the following persons for the following reasons:

WHO	WHY
Fund associates	We share your Personal Data with our associates, related parties and members of our group. This is to: • manage our relationship with you • the purposes set out in this Data Privacy Notice
Fund Managers, Depositories, Administrators, Custodians, Investment Advisers

•  delivering the services you require

•  managing your investment

•  supporting and administering investment-related activities

•  complying with applicable investment laws and regulations

Fund and investment specific details of these third parties can be found in the relevant subscription documents you have been provided with

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Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2019 (Unaudited)

Tax Authorities

•  to comply with applicable laws and regulations

•  where required by EEA tax authorities (who, in turn, may share your Personal Data with foreign tax authorities)

•  where required by foreign tax authorities, including outside of the EEA

Service Providers	• delivering and facilitating the services needed to support our business relationship with you • supporting and administering investment-related activities
Our lawyers, auditors and other professional advisors	• providing you with investment-related services • to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

•	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory
•	organizations and agencies – where we are required to do so by law

Do you have to provide us with this Personal Data?

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Where we collect Personal Data from you that is purely voluntary and there are no implications for you if you do not wish to provide us with it, we will indicate as such.

Some of the Personal Data we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your Personal Data internationally

We will transfer your Personal Data to our group members, shareholders of the Fund and related parties, and to third party service providers outside of the EEA, which do not have similarly strict data protection and privacy laws.

Where we transfer Personal Data to other members of our group, or our service providers, we have put in place data transfer agreements and safeguards using European Commission approved terms.

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

Consent – and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data.

If we do, you have the right to withdraw this consent at any time.

Please contact us or send us an email at GDPRqueries@blackstone.com at any time if you wish to do so.

Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required by law or regulatory obligations which apply to us.

•	We will generally retain Personal Data about you throughout the life cycle of any investment you are involved in
•	Some Personal Data will be retained after your relationship with us ends. As a general principle, we do not retain your Personal Data for longer than we need it.

Annual Report | September 30, 2019	45

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2019 (Unaudited)

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any investment vehicle related to the Fund and there is no longer any legal or regulatory requirement or other legitimate business purpose for retaining your Personal Data.

Your rights

You have certain data protection rights, including:

•	the right to access your Personal Data
•	the right to restrict the use of your Personal Data
•	the right to have incomplete or inaccurate Personal Data corrected
•	the right to ask us to stop processing your Personal Data
•	the right to require us to delete your Personal Data in some limited circumstances

From 25 May 2018, you also have the right in some circumstances to request for us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing your Personal Data.

This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. A list of the EU data protection authorities is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080.

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email at GDPRqueries@blackstone.com.

Contact us in writing using the address below:

Address	The Blackstone Group Inc. Attn: Legal and Compliance 345 Park Avenue New York, NY 10154

Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review.

This Data Privacy Notice was last updated on May 24, 2018.

46	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Approval of Investment Advisory Agreements

September 30, 2019 (Unaudited)

Considerations of the Board of Trustees for Continuation of the Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”) of the Blackstone / GSO Floating Rate Enhanced Income Fund (“the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (the “Agreement”) with its investment adviser, GSO / Blackstone Debt Funds Management LLC (the “Adviser”). At a meeting (the “Contract Renewal Meeting”) held in person on May 30, 2019, the Board, including the Independent Trustees, considered and approved the continuation of the Agreement for an additional one-year term. To assist in its consideration of the renewal of the Agreement, the Board requested, received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Fund and other registered investment companies (the “Other Blackstone/GSO Funds,” and together with the Fund, the “Funds”) in the same complex under the Board’s supervision. Each of the Other Blackstone/GSO Funds is a listed closed-end fund, rather than an interval fund such as the Fund. A presentation made by the Adviser to the Board at the Contract Renewal Meeting encompassed the Funds, certain portions of which are discussed below. In preparation for the Contract Renewal Meeting, the Independent Trustees met in person in a private session (the “Review Session”) prior to the Contract Renewal Meeting with counsel to the Independent Trustees (“Independent Counsel”) to review Contract Renewal Information received to that time. No representatives of the Fund, the Adviser, or Fund management were present at the Review Session. In addition to the Contract Renewal Information, the Board received performance and other information since the Fund’s inception related to the services rendered by the Adviser to the Fund. The Board’s evaluation took into account the information received since the Fund’s inception and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to the Funds by the Adviser.

Board Approval of the Continuation of the Agreement

In its deliberations regarding renewal of the Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Fund under the Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act and considered the Fund’s compliance record during the previous year and since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance record of the Adviser and the financial resources of the corporate parent of the Adviser, The Blackstone Group Inc., available to support the Adviser’s activities in respect of the Fund.

The Board considered the responsibilities of the Adviser under the Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other unaffiliated parties.

In reaching its determinations regarding continuation of the Agreement, the Board took into account that the Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

Fund Performance

Among other things, the Board received and considered information and analyses (the “Broadridge Performance Information”) comparing the performance of the Fund with a group of funds (the “Peer Group”) selected by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, primarily from the Morningstar CEF Classification of US Senior Loan Funds Leveraged classification (the “Morningstar Senior Loan Leveraged Classification”), which consisted of 31 closed-end funds. The Peer Group funds were selected primarily from the Morningstar Senior Loan Leveraged Classification to be comparable to the Fund based upon Broadridge’s consideration of the constituent funds’ investment style and assets. The Board was provided with a description of the methodology used by Broadridge to select the Peer Group. For the Fund, a custom classification group (the “Custom Classification”) limited to interval funds only was created by Broadridge to provide comparisons relative to fixed-income interval funds not only within the bank loan, but within the corporate bond and multi-sector categories. On May 23, 2019, the Board and Independent Counsel participated in a conference call with Broadridge regarding the Broadridge Performance Information, including its peer grouping methodology and reporting format. Representatives of the Adviser also participated on that conference call.

Annual Report | September 30, 2019	47

Blackstone / GSO Floating Rate Enhanced Income Fund	Approval of Investment Advisory Agreements

September 30, 2019 (Unaudited)

The Peer Group for the Fund consisted of fourteen funds, including the Fund, for the 1- year period ended March 31, 2019 (such period being hereinafter called the “1- year period”) with an emphasis on strategies that have high historical net portfolio allocations to bank loans. Most Peer Group funds, like the Fund, had a majority of assets allocated to bank loans, while two Peer Group funds had less than 50% of assets in bank loans. Unlike the Other Blackstone/GSO Funds and all but two of the other Peer Group funds, the Fund is an interval fund. Broadridge noted that the relatively limited number of interval funds compared to the closed-end fund or open-end fund universe posed particular challenges for the Fund’s peer grouping. Only two interval funds (the “Comparable Interval Funds”) aligned with the Fund on a strategy and an asset size basis and, in order to have an adequately sized Peer Group for the Fund, Broadridge used the peer group for the most comparable of the Other Blackstone/GSO Funds, comprised solely of closed-end funds, and added the two Comparable Interval Funds. The Custom Classification consisted of 16 interval funds for the 1- year period employing various fixed income strategies. The Board noted that it had received and discussed with the Adviser information at periodic intervals since the Fund’s inception comparing its performance against its benchmarks and its Peer Group funds. The Board considered the return volatility and Sharpe ratio (a measure of risk-weighted return) of the Fund relative to its Peer Group and Custom Classification funds. In addition to the Fund’s performance relative to its Peer Group and Custom Classification, the Board considered the Fund’s performance on an absolute basis and relative to its benchmark.

In assessing performance for the Fund, the Adviser noted that the small number, different structures and varying investment strategies of funds in the Peer Group and the small number and varying fixed income strategies of funds in the Custom Classification made meaningful performance comparisons difficult. In addition to the Broadridge Performance Information, the Board considered and gave significant weight to information provided by the Adviser regarding the Fund and its Peer Group and Classification Group.

The Fund commenced investment operations in 2018. The Broadridge Performance Information comparing the Fund’s performance to that of its Peer Group based on NAV per share showed, among other things, the Fund’s return measured on a gross basis ranked first (i.e., best) among its Peer Group funds for the 1-year period. The Fund’s gross return was better than the Peer Group median performance for the 1-year period. The Fund’s Sharpe ratio was ranked first among the funds in its Peer Group. The Broadridge Performance Information comparing the Fund’s performance to that of the Custom Classification showed, among other things, that the Fund’s return, measured on a gross basis, ranked seventh among the Custom Classification funds for the 1- year period and was better than the Custom Classification median performance. The Fund’s performance also was better than the performance of each of the Comparable Interval Funds for the 1- year period. The Fund out-performed its benchmark for the 1- year period.

The Board also noted the comprehensive and rigorous credit review and other processes employed by the Adviser in managing the Fund’s investment portfolio as well as the Adviser’s arranging and management of the Fund’s leverage.

The Board noted the limited performance history of the Fund. The Board also noted that the particular limitations of its Peer Group, which included the Fund and the two Comparable Interval Funds, but otherwise was comprised completely of listed closed-end funds, and the Custom Classification, which included the Fund and other funds of varying sizes, and fixed income strategies, made meaningful performance comparisons to the other funds difficult. Based on its review and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Agreement for an additional period of one year would be consistent with the interests of the Fund’s shareholders.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable by the Fund to the Adviser under the Agreement in light of the nature, extent and overall quality of the investment advisory and other services provided by the Adviser to the Fund. The Advisory Fee is payable monthly in an amount equal to 1.00% of the average daily value of the Fund’s assets. The Adviser noted that it voluntarily waived the Advisory Fee (“Advisory Fee Waiver”) until June 30, 2018. It also noted that, between July 1, 2018 and March 31, 2019, the Adviser voluntarily waived a portion of the Advisory Fee (“Partial Advisory Fee Waiver”) and incrementally stepped up the Advisory Fee towards the full annual rate. Starting April 1, 2019, the Adviser received the full Advisory Fee.

Additionally, the Board received and considered information and analyses (the “Broadridge Expense Information”) prepared by Broadridge, comparing, among other things, the Advisory Fee for the Fund and the Fund’s overall expenses with the Fund’s Peer Group and the Custom Classification. The comparison was based upon the constituent funds’ latest fiscal years.

In its evaluation of the Advisory Fee and Broadridge Expense Information for the Fund, the Board took into account the complexity of the Fund’s investment program and the comprehensive and rigorous credit review and other processes employed by the Adviser in managing the Fund’s investment portfolios, including the Adviser’s prominence in the leveraged finance market and the strength of its investment management team and trading and middle office support. The Board further noted Broadridge’s advice in respect of the Fund that the relatively limited number of closed-end funds compared to the open-end fund universe and the even smaller number of interval funds aligned with the Fund in asset size and strategy posed particular challenges for peer grouping. The Board additionally noted that the small number and varying structures and sizes of funds in the Fund’s Peer Group as well as the small number and varying fixed income strategies of the interval funds in the Custom Classification made meaningful expense comparisons difficult. The Board considered the Adviser’s belief that smaller funds, such as the Fund at this time, may be disadvantaged in comparison with larger funds that have greater opportunities for economies of scale. The Board also considered the Adviser’s belief that other Peer Group funds that were launched prior to the financial crisis in 2008 and 2009 and that are parts of larger fund complexes than the Fund’s fund complex benefit from cost-sharing opportunities and opportunities owing to economies of scale that are not available to the Fund. The Adviser provided and the Board considered expense information provided by the Adviser in support of this belief.

48	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Approval of Investment Advisory Agreements

September 30, 2019 (Unaudited)

The 14 funds in the Fund’s Peer Group (which included both closed-end and interval funds) had average common share net assets ranging from $112.80 million to $879.6 million. Five of the other funds were larger than the Fund and eight were smaller. One Comparable Interval Fund was larger than the Fund and one was smaller. The Broadridge Expense Information comparing the Fund’s total expenses to the Fund’s Peer Group showed, among other things, that the Fund’s Advisory Fee on a gross basis ranked third lowest among the fourteen Peer Group funds and was better than the Peer Group median for that expense component. The Fund’s total expenses on a gross basis ranked thirteenth among the Peer Group funds and were worse than the Peer Group median for that expense component; however, the Fund’s total expenses on a net basis ranked fourth lowest among the Peer Group funds and were better than the Peer Group median for that expense component. The Broadridge Expense Information showed that the Fund’s Advisory Fee on a gross basis was ranked seventh among the 23 funds in the Custom Classification and was better than the Custom Classification median for that expense component. The Fund’s total expenses were ranked thirteenth among the Custom Classification funds on a gross basis and were worse than the Custom Classification median for that expense component. The Fund’s total expenses were ranked ninth among the Custom Classification funds on a net basis and were better than the custom Classification median for that expense component. The aforementioned expense components were better in the case of each Comparable Interval Fund than the Fund’s. The Board considered the Fund’s limited operating and expense history as well as the limitations of the Fund’s Peer Group and Custom Classification comparisons. The Board also considered that the Fund’s expense component comparisons with Peer Group and Custom Classification funds benefited from the Advisory Fee Waiver and Partial Advisory Fee Waiver which ended on March 31, 2019.

The Board also considered Contract Renewal Information regarding fees (including sub-advisory fees) charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional commingled funds and exchange-traded funds. The Board was advised that the base fees paid by such institutional and other clients generally are lower, and may be significantly lower, than the Advisory Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is subject to heightened regulatory requirements relative to institutional clients; that the Fund is provided with administrative services, office facilities and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers); and that the Adviser manages the leverage arrangements of the Fund and coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee for the Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to the Fund for each of the past two fiscal years. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. The Board considered that the Advisory Fee Waiver and Partial Advisory Fee Waiver, which ended on March 31, 2019, operated to reduce the profitability of the Fund to the Adviser and its affiliates while in effect and that the Advisers profitability could increase in future periods. The profitability analysis, among other things, indicated that the profitability to the Adviser in providing investment advisory and other services to the Fund during the past year was at a level which was not considered excessive by the Board in light of the nature, extent and overall quality of such services.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if assets grow. The Board noted that the Fund commenced investment operations in 2018 and the amount of assets that the Fund ultimately may attract is uncertain. The Board determined that the current fee structure for the Fund was appropriate under the circumstances, noting that the appropriateness of the Fund’s fee structure will be subject to annual review as part of the Board’s consideration of continuation of the Fund Agreement.

Annual Report | September 30, 2019	49

Blackstone / GSO Floating Rate Enhanced Income Fund	Approval of Investment Advisory Agreements

September 30, 2019 (Unaudited)

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the Review Session and the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Fund discussing its responsibilities in connection with the proposed continuation of the Agreements as part of the Contract Renewal Information and the Independent Trustees separately received a memorandum as to their responsibilities in this regard from Independent Counsel. Prior to voting, the Independent Trustees discussed the proposed continuation of the Agreement in a private session with Independent Counsel at which no representatives of the Adviser or Fund management were present.

50	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Trustees & Officers

September 30, 2019 (Unaudited)

The Board of Trustees is vested with the authority to supervise and direct the management of the business and affairs of the Fund, including oversight of the Adviser. The Fund’s executive officers will be chosen each year at a regular meeting of the Board of Trustees to hold office until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Trustees, the Fund’s officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Edward H. D'Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Since Inception	Mr D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex).
Michael F. Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Since Inception	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Since Inception	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	7	Ciner Resources LP (master limited partnership).
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Since Inception	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	AXA Premier VIP Trust; EQ Advisors Trust; 1290 Funds.

Annual Report | September 30, 2019	51

Blackstone / GSO Floating Rate Enhanced Income Fund	Trustees & Officers

September 30, 2019 (Unaudited)

INTERESTED TRUSTEE(3)
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Since Inception	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	5	None.

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Chairman, President, Chief Executive Officer, Trustee	Since Inception	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Robert W. Busch Birth Year: 1982	Chief Financial Officer and Treasurer	Since March 2019	Robert W. Busch is a Senior Vice President of The Blackstone Group Inc. Before joining GSO, Mr. Busch worked previously at Fifth Street Asset Management from 2012 to 2018, where he was Senior Vice President of Finance and served as Controller of the firm’s two publicly traded business development companies and publicly traded alternative asset manager. Prior to that, Mr. Busch worked at Deloitte & Touche LLP, a global public accounting firm.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Since Inception	Mr. Zable is a Senior Managing Director of The Blackstone Group Inc. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.

52	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Trustees & Officers

September 30, 2019 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Since Inception	Ms. Beeney is a Senior Managing Director of The Blackstone Group Inc. and General Counsel of GSO. Before joining GSO, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.
Jane Lee Birth Year: 1972	Public Relations Officer	Since Inception	Ms. Lee is a Senior Managing Director of The Blackstone Group Inc. and Head of GSO’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund, and Blackstone / GSO Secured Lending Fund, as well as the “Blackstone Real Estate Funds,” (Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund), the “Blackstone Alternative Alpha Funds” (Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II and Blackstone Alternative Alpha Master Fund), and the “Blackstone Alternative Investment Funds” (Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund).
(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Annual Report | September 30, 2019	53

Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Michael F. Holland
Thomas W. Jasper
Gary S. Schpero

Investment Manager
GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 11th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon, N.A.
225 Liberty Street
New York, NY 10286

Custodian
UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

Transfer Agent
DST Systems, Inc.
333 W. 11th Street, 5th Floor
Kansas City, MO 64105

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Robert W. Busch
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President
and Assistant Secretary
Marisa Beeney
Chief Compliance Officer,
Chief Legal Officer and Secretary
Jane Lee
Public Relations Officer

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Floating Rate Enhanced Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report (however, all or a portion of this report may be incorporated by reference into a prospectus).

Information on the Fund is available at www.bgfrei.com.

1.844.702.1299 | WWW.BGFREI.COM

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Thomas W. Jasper as the registrant’s “audit committee financial expert.” Mr. Jasper is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended September 30, 2019 and the fiscal period from January 18, 2018 (commencement of operations) through September 30, 2018 were $31,435 and $71,230, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal year ended September 30, 2019 and the fiscal period from January 18, 2018 (commencement of operations) through September 30, 2018 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $3,000 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal year ended September 30, 2019 and the fiscal period from January 18, 2018 (commencement of operations) through September 30, 2018 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,931 and $0, respectively.

(d)	All Other Fees: The aggregate fees billed for the fiscal year ended September 30, 2019 and the fiscal period from January 18, 2018 (commencement of operations) through September 30, 2018, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the registrant's audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant’s audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended September 30, 2019 and the fiscal period from January 18, 2018 (commencement of operations) through September 30, 2018 were $10,931 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached as Exhibit 99.7, is a copy of the registrant’s proxy voting policies and procedures.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Robert Zable is a Senior Managing Director of The Blackstone Group Inc. (collectively with its affiliates as the context requires, “Blackstone” and together with GSO (defined below), the “Firm”), Senior Portfolio Manager for the Liquid Credit Strategies’ (“LCS”) U.S. CLOs, high yield separately managed accounts, and closed-end funds and Lead Portfolio Manager of the Fund. Mr. Zable serves as a member of LCS’s U.S. Syndicated Credit Investment Committee and Global Structured Credit Investment Committee. Before joining GSO Capital Partners LP (collectively with its affiliates in the credit-focused business of The Blackstone Group Inc., “GSO”) in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a boutique restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received B.S. from Cornell University and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania.

Daniel T. McMullen is a Senior Managing Director of The Blackstone Group Inc. and Senior Portfolio Manager for LCS’s U.S. loan separately managed accounts, commingled funds, and exchange traded fund. Mr. McMullen serves as a member of LCS’s U.S. Syndicated Credit Investment Committee and Global Structured Credit Investment Committee. Before joining Blackstone in 2002, Mr. McMullen worked at CIBC World Markets, most recently as a Director and Senior Investment Analyst for the structured investment vehicles managed by Trimaran Advisors, L.L.C. Prior to that, Mr. McMullen was a Director in the Investment Banking Group at CIBC, specializing in the aerospace and defense industries. Before joining CIBC in 1996, Mr. McMullen was employed at The Chase Manhattan Bank where he worked in the Corporate Finance Healthcare Group. Mr. McMullen received a B.A. from the University of Rochester, where he graduated cum laude and is a CFA Charterholder.

Gordon McKemie is a Principal of The Blackstone Group Inc. and a portfolio manager for LCS. Mr. McKemie is also responsible for the evaluation and ongoing analysis of primary and secondary fixed income investments across multiple industries. Prior to joining GSO, Mr. McKemie was an Associate in Leveraged Finance at Citigroup and an Assistant Vice President in high yield research at Barclays Capital. He began his career at Lehman Brothers. Mr. McKemie received a B.B.A. from Goizueta Business School at Emory University and is a CFA Charterholder.

Robert Post is a Vice President of The Blackstone Group Inc. and a portfolio manager for LCS. Prior to joining GSO in 2017, Mr. Post was a Junior Portfolio Manager at BlackRock, where his responsibilities included various leveraged loan and high yield mandates. Previously, Mr. Post was an Analyst at BMO Capital Markets, where he was involved with the ongoing monitoring and structuring of leveraged finance transactions. Mr. Post began his career at MetLife Investments as a credit analyst focused on corporate bonds. Mr. Post received a B.A. in Economics with a concentration in Financial Markets from Colby College.

(a)(2) As of September 30, 2019, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

As of September 30, 2019, Robert Zable managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	1.799 billion	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	33	19.737 billion	33	19.737 billion
Other Accounts	1	0.150 billion	—	—

As of September 30, 2019, Daniel T. McMullen managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	2.237 billion	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	3	2.538 billion	—	—
Other Accounts	22	8.422 billion	—	—

As of September 30, 2019, Gordon McKemie managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	4	4.036 billion	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	—	—	—
Other Accounts	—	—	—	—

As of September 30, 2019, Robert Post managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—	—	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	33	19.737 billion	33	19.737 billion
Other Accounts	—	—	—	—

Potential Conflicts of Interest

The purchase of Common Shares in the Fund involves a number of significant risks that should be considered before making any investment. The Fund and Common Shareholders will be subject to a number of actual and potential conflicts of interest involving the Firm. In addition, as a consequence of Blackstone holding a controlling interest in GSO and Blackstone’s status as a public company, the officers, directors, members, managers and employees of GSO will take into account certain additional considerations and other factors in connection with the management of the business and affairs of the Fund that would not necessarily be taken into account if Blackstone were not a public company. The following discussion enumerates certain, but not all, potential conflicts of interest that should be carefully evaluated before making an investment in the Fund, but is not intended to be an exclusive list of all such conflicts. The Firm and its personnel may in the future engage in further activities that may result in additional conflicts of interest not addressed below. Any references to the Firm, GSO, Blackstone or the Adviser in this section will be deemed to include their respective affiliates, partners, members, shareholders, officers, directors and employees, except that portfolio companies of managed clients shall only be included to the extent the context shall require and references to GSO affiliates shall only be to affiliates operating as a part of Blackstone’s credit focused business group.

Broad and Wide-Ranging Activities. The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm will engage in activities where the interests of certain divisions of the Firm or the interests of its clients will conflict with the interests of the Common Shareholders in the Fund. Other present and future activities of the Firm will give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner, subject to the limitations of the 1940 Act. Common Shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

The Firm’s Policies and Procedures. Certain policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will from time to time reduce the synergies across the Firm’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management and advisory businesses, which GSO investment teams and portfolio companies may engage to advise on and to execute debt and equity financings, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that GSO may utilize for purposes of managing the Fund. For example, the Firm will from time to time come into possession of material non-public information with respect to companies, including portfolio companies, in which the Fund may be considering making an investment or companies that are the Firm’s advisory clients. The information, which could be of benefit to the Fund, is likely to be restricted to those other businesses of the Firm and otherwise be unavailable to the Fund, and will also restrict the Fund’s investment opportunities. Additionally, the operations of the Firm’s policies may restrict or otherwise limit the Fund from entering into agreements with, or related to, companies that either are advisory clients of the Firm or in which any Other Clients have invested or have considered making an investment. Furthermore, there will be circumstances in which affiliates of the Firm (including Other Clients) may refrain from taking certain confidential information in order to avoid trading restrictions. Finally, the Firm has and will enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, Blackstone and its affiliates may provide services in the future beyond those currently provided. Common Shareholders will not receive any benefit from any fees received by Blackstone. In the regular course of its capital markets, investment banking, real estate, advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests may preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, real estate, advisory and other businesses, Blackstone will from time to time determine that there are conflicts of interest or come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of such conflicts of interest and the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more of certain individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Fund to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price). The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships and may decline to participate in a transaction as a result of one or more of such relationships. The Firm is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. The Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that the Firm may have or transactions or investments the Firm may make or have made. Subject to the 1940 Act, the Fund may also co-invest with clients of the Firm in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. There can be no assurance that all potentially suitable investment opportunities that come to the attention of the Firm will be made available to the Fund.

The Fund may invest in securities of the same issuers as Other Clients or other investment vehicles, accounts and clients of the Firm and the Adviser. To the extent that the Fund holds interests that are different (or more senior or junior) than those held by such Other Clients, GSO may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the Fund. Furthermore, it is possible the Fund’s interest may be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.

Blackstone, its affiliates and their related parties and personnel will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or may otherwise be involved in and/or act as arrangers of financing, including with respect to the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by, such portfolio companies, or otherwise in arranging financing (including loans) for such portfolio companies or advise on such transactions. Such underwritings or engagements may be on a firm commitment basis or may be on an uncommitted “best efforts” basis or on an uncommitted, or “best efforts”, basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone may also provide placement or other similar services to purchasers or sellers of securities, including loans or instruments issued by portfolio companies. There may also be circumstances in which the Fund commits to purchase any portion of such issuance from its portfolio company, some or all of which portion a Blackstone broker-dealer intends to syndicate to third parties and, in connection therewith and as a result thereof, subject to the limitations of the 1940 Act, Blackstone may receive commissions or other compensation, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. In certain cases, subject to the limitations of the 1940 Act, a Blackstone broker-dealer will from time to time act as the managing underwriter or a member of the underwriting syndicate or broker for the Fund or portfolio companies, or as dealer, broker or advisor to a counterparty to the Fund or a portfolio company and purchase securities from or sell securities to the Fund, Other Clients or portfolio companies or Other Clients or advise on such transactions.

Blackstone will also from time to time, on behalf of the Fund or other parties to a transaction involving the Fund, effect transactions, including transactions in the secondary markets, where it will nonetheless have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions or other compensation from the Fund and/or such other parties. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, lending arrangement and syndication fees (or, in each case, rebates of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone or an Other Client or account is purchasing debt) or other compensation with respect to the foregoing activities, none of which are required to be shared with the Fund or its Common Shareholders. In addition, the advisory fee generally will not be reduced by such amounts. Therefore, Blackstone will have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or such other compensation from such other parties. Subject to applicable law, the Fund may approve any transactions in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund. Firm employees, including employees of GSO, are generally permitted to invest in alternative investment funds, private equity funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. Common Shareholders will not receive any benefit from any such investments. Additionally, it can be expected that GSO and/or Blackstone will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, which, among other things, provide for referral, sourcing or sharing of investment opportunities. Blackstone or GSO may pay management fees and performance-based compensation in connection with such arrangements. Blackstone or GSO may also provide for or receive reimbursement of certain expenses incurred or received in connection with these arrangements, including diligence expenses and general overhead, administrative, deal sourcing and related corporate expenses. The amount of these rebates may relate to allocations of co-investment opportunities and increase if certain co-investment allocations are not made. While it is possible that the Fund will, along with GSO and/or Blackstone itself, benefit from the existence of those arrangements and/or relationships, it is also possible that investment opportunities that would otherwise would be presented to or made by the Fund would instead be referred (in whole or in part) to such third party, or, as indicated above, to other third parties. For example, a firm with which GSO and/or Blackstone has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities, although there is not expected to be substantial overlap in the investment strategies and/or objectives between the Fund and any such firm.

On October 1, 2015, Blackstone spun-off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the new combined business operates independently from Blackstone and is not an affiliate thereof, nevertheless conflicts may arise in connection with transactions between or involving the Fund and the entities in which it invests on the one hand and PJT on the other. Specifically, given that PJT is not an affiliate of Blackstone, there may be fewer or no restrictions or limitations placed on transactions or relationships engaged in by PJT’s new advisory business as compared to the limitations or restrictions that might apply to transactions engaged in by an affiliate of Blackstone. It is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest in doing transactions involving PJT will still arise. The pre-existing relationship between Blackstone and its former personnel involved in such financial and strategic advisory services, the overlapping ownership, co-investment and other continuing arrangements, may influence GSO in deciding to select or recommend PJT to perform such services for the Fund (the cost of which will generally be borne directly or indirectly by the Fund). Nonetheless, the Adviser and GSO will be free to cause the Fund to transact with PJT generally without restriction under the applicable governing documents notwithstanding such overlapping interests in, and relationships with, PJT. See also “Service Providers and Counterparties” below.

In addition, other present and future activities of the Firm and its affiliates (including GSO and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner. Common Shareholders should be aware that, subject to applicable law, conflicts will not necessarily be resolved in favor of the Fund’s interests.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. From time to time, the Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, subject to the limitations of the 1940 Act. In addition, the Fund may invest in securities of the same issuers as Other Clients. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. To the extent the Fund holds securities that are different (including with respect to their relative seniority) from those held by an Other Client, the Adviser and its affiliates may be presented with decisions when the interests of the Fund and Other Clients are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the portfolio company should take. In addition, purchases or sales of securities for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices may be averaged, which may be disadvantageous to the Fund. In addition, the 1940 Act may limit the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as business development companies under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. Further conflicts could arise after the Fund and other affiliates have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. GSO may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take, including selling Fund assets (possibly at disadvantageous times or disadvantageous conditions) or taking other actions in order to comply with the 1940 Act. In addition, there may be circumstances where GSO agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Fund or Other Clients, such as where GSO may cause Other Clients to decline to exercise certain control- and/or foreclosure-related rights with respect to a portfolio company. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund and a decision by GSO to take any particular action could have the effect of benefiting an Other Client (and, incidentally, may also have the effect of benefiting GSO) and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the transaction. The Common Shareholders will not receive any benefit from fees paid to any affiliate of the Adviser from a portfolio company in which an Other Client also has an interest, to the extent permitted by the 1940 Act.

Other Blackstone and GSO Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that GSO and Blackstone provide investment management and sub-advisory services to the Fund and Other Clients.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. GSO and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While GSO will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by GSO and Blackstone in managing their respective Other Clients could conflict with the transactions and strategies employed by GSO in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests.

Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In addition, certain exceptions exist that allow specified types of investment opportunities that fall within the Fund’s investment objectives or strategy to be allocated in whole or in part to Blackstone or GSO itself or Other Clients, such as strategic investments made by Blackstone or GSO itself (whether in financial institutions or otherwise) and the exception for Other Clients that have investment objectives or guidelines similar to or overlapping with those of the Fund. In any event, it is the policy of GSO to allocate investment opportunities and sale opportunities on a basis deemed by GSO, in its sole discretion, to be fair and equitable over time.

Allocation Methodology Considerations

GSO will share appropriate investment opportunities (and sale opportunities) with Other Clients and the Fund in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size (generally based on available capacity) or targeted sale size (or, in some sales cases, the aggregate positions), taking into account capital commitments, available cash and the relative capital of the respective funds and accounts and such other factors as the Adviser determines in good faith to be appropriate.

Notwithstanding the foregoing, GSO may also consider the following factors in making any allocation determinations (which determinations shall be on a basis that GSO believes in good faith to be fair and reasonable), and such factors may result in a different allocation of investment and/or sale opportunities:

(a) the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles;

(b) the Fund’s and/or the Other Clients’ investment objectives, policies, guidelines, restrictions and terms, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings;

(c) the need to re-size risk in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Fund and Other Clients;

(d) liquidity considerations of the Fund and the Other Clients, including during a ramp-up of the Fund or such Other Clients or wind-down of Other Clients, proximity to the end of the Other Clients’ specified term or investment period, any redemption/withdrawal/repurchase requests, anticipated future contributions and available cash;

(e) legal, tax, accounting and other consequences;

(f) regulatory or contractual restrictions or consequences;

(g) avoiding a de minimis or odd lot allocation;

(h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities;

(i) the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector;

(j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients;

(k) the management of any actual or potential conflict of interest;

(l) with respect to investments that are made available to GSO by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships that may not be available for the Fund and all Other Clients; and

(m) any other considerations deemed relevant by GSO in good faith.

GSO shall not have any obligation to present any investment opportunity to the Fund if GSO determines in good faith that such opportunity should not be presented to the Fund for any one or a combination of the reasons specified above, or if GSO is otherwise restricted from presenting such investment opportunity to the Fund. Subject to the Advisers Act and as further set forth in the Fund's prospectus, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements, provided, however, the Adviser does not anticipate that such priority or other allocation rights will impact the investments available to the Fund in the ordinary course. It should be noted that investment opportunities originated by business units of the Firm other than GSO will be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from GSO. Additionally, investment opportunities originated by GSO will be allocated in accordance with GSO’s allocation policy, which may provide that investment opportunities will be allocated in part to other business units of the Firm on a basis that GSO believes in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from GSO and such other units. Furthermore, for the avoidance of doubt, any investment opportunity that is allocated to the Fund may be allocated to co-investors in GSO’s discretion to the extent that an amount of such investment opportunity remains after the Fund has received its target allocation in respect of such investment opportunity. Moreover, with respect to GSO’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and an Other Client (which allocations are to be made on a basis that GSO believes in good faith to be fair and reasonable), GSO and Blackstone have established general guidelines and policies, which it may update from time to time, for determining how such allocations are to be made, which, among other things, set forth priorities and presumptions regarding what constitutes “debt” investments, ranges of rates of returns for defining “core” investments, presumptions regarding allocation for certain types of investments (e.g., distressed investments) and other matters. The application of those guidelines may result in the Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which it would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investments.

When GSO determines not to pursue some or all of an investment opportunity for the Fund that would otherwise be within the Fund’s objectives and strategies, and Blackstone or GSO provides the opportunity or offers the opportunity to Other Clients, Blackstone or GSO, including their personnel (including GSO personnel), may receive compensation from the Other Clients, whether or not in respect of a particular investment, including an allocation of referral fees, and any such compensation could be greater than amounts paid by the Fund to GSO. As a result, GSO (including GSO personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Other Clients. In addition, in some cases Blackstone or GSO may earn greater fees when Other Clients participate alongside or instead of the Fund in an Investment.

GSO makes good faith determinations for allocation decisions based on expectations that may prove inaccurate. Information unavailable to GSO, or circumstances not foreseen by GSO at the time of allocation, may cause an investment opportunity to yield a different return than expected. Conversely, an investment that GSO expects to be consistent with the Fund’s return objectives may fail to achieve them.

Orders may be combined for the Fund and all other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that GSO or its affiliates consider equitable.

Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act, the Fund may co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Fund and one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

The Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict the Fund’s ability to enter into follow-on investments or other transactions. Pursuant to such order, the Fund may co-invest in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. The Fund may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

Debt Financings in connection with Acquisitions and Dispositions. To the extent permitted by the 1940 Act, the Fund may from time to time provide financing (i) as part of a third party purchaser’s bid for, or acquisition of, a portfolio entity or the underlying assets thereof owned by one or more Other Clients and/or (ii) in connection with a proposed acquisition or investment by one or more Other Clients or affiliates of a portfolio company and/or its underlying assets. This generally would include the circumstance where the Fund is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from one or more Other Clients. While the terms and conditions of any such arrangements will generally be at arms’ length terms negotiated on a case by case basis, the involvement of the Fund and/or such Other Clients or affiliates may affect the terms of such transactions or arrangements and/or may otherwise influence the Adviser’s decisions with respect to the management of the Fund and/or such Other Clients or the relevant portfolio company, which may give rise to potential or actual conflicts of interest and which could adversely impact the Fund.

The Fund may from time to time dispose of all or a portion of an investment where the Firm or one or more Other Clients is providing financing to repay debt issued to the Fund. Such involvement may give rise to potential or actual conflicts of interest.

Activities of Principals and Employees. Certain of the principals and employees of the Adviser may be subject to a variety of conflicts of interest relating to their responsibilities to the Fund and the management of the Fund’s investment portfolio. Such individuals may serve in an advisory capacity to other managed accounts or investment vehicles. Such positions may create a conflict between the services and advice provided to such entities and the responsibilities owed to the Fund. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Furthermore, certain principals and employees of the Adviser may have a greater financial interest in the performance of such other funds or accounts than the performance of the Fund. Such involvement may create conflicts of interest in making investments on behalf of the Fund and such other funds and accounts. Such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund.

Multiple Firm Business Lines. The Firm has multiple business lines, including the Blackstone Capital Markets Group, which Blackstone, GSO, the Fund, Other Clients, portfolio entities of the Fund and Other Clients and third parties may engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, the Firm is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, the Firm may come into possession of information that limits the Fund’s ability to engage in potential transactions. Similarly, other Firm businesses and their personnel may be prohibited by law or contract from sharing information with GSO that would be relevant to monitoring the Fund’s investments and other activities. Additionally, Blackstone, GSO or Other Clients can be expected to enter into covenants that restrict or otherwise limit the ability of the Fund or its portfolio entities and their affiliates to make investments in, or otherwise engage in, certain businesses or activities. For example, Other Clients could have granted exclusivity to a joint venture partner that limits the Fund and Other Clients from owning assets within a certain distance of any of the joint venture’s assets, or Blackstone, GSO or an Other Client could have entered into a non-compete in connection with a sale or other transaction. These types of restrictions may negatively impact the ability of the Fund to implement its investment program. (See also “Other Blackstone and GSO Clients; Allocation of Investment Opportunities”). Finally, Blackstone and GSO personnel who are members of the investment team or investment committee may be excluded from participating in certain investment decisions due to conflicts involving other Firm businesses or for other reasons, in which case the Fund will not benefit from their experience. The shareholders will not receive a benefit from any fees earned by the Firm or their personnel from these other businesses.

Service Providers and Counterparties. Certain of the Fund’s, the Firm’s and/or portfolio companies’ advisors and other service providers or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) also provide goods or services to, or have business, personal, financial or other relationships with, the Firm, its affiliates and portfolio companies. Such advisors and service providers (or their affiliates) may be investors in the Fund, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments by the Fund and/or such entities may indirectly benefit the Fund and/or its affiliates. In addition, the retention of such entities as advisors or service providers may give rise to actual or potential conflicts of interest. Additionally, certain employees and other professionals of the Firm may have family members or relatives employed by such advisors and service providers (or their affiliates) or otherwise actively involved in (or have business, financial or other relationships with) relevant industries. For example, such family members or relatives might be employees, officers, directors or owners of companies or assets that are actual or potential investments of the Fund or other counterparties of the Fund and its portfolio companies and/or assets. Moreover, in certain instances, the Fund or its portfolio companies may issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships may influence GSO and/or the Adviser in deciding whether to select or recommend such advisors or service providers to perform services for the Fund or portfolio companies (the cost of which will generally be borne directly or indirectly by the Fund or such portfolio companies, as applicable). Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund.

Certain Blackstone-affiliated service providers and their respective personnel will receive a management promote, an incentive fee and other performance-based compensation in respect of investments. Furthermore, Blackstone-affiliated service providers may charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses), provided that these amounts will not exceed market rates as determined by Blackstone or GSO to be appropriate under the circumstances.

Portfolio company service providers described in this section are generally owned by an Other Client. In certain instances a similar company could be owned by Blackstone directly. Blackstone could cause a transfer of ownership of one of these service providers from an Other Client to a Fund. The transfer of a portfolio company service provider between a Fund and an Other Client will generally be consummated for minimal or no consideration, and without obtaining any consent from a limited partner advisory committee. In such instances, GSO may, but is not required to, obtain a third party valuation confirming the same, and if it does, GSO may rely on such valuation.

Advisers and service providers, or their affiliates, often charge different rates (including below-market or no fee) or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies are different from those used by the Firm and its affiliates (including personnel), GSO or its affiliates (including personnel) may pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, GSO and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. In addition, the Firm and its affiliates, including without limitation, the Fund, the Other Clients and/or their portfolio companies, may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty may charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their portfolio companies in the aggregate. Furthermore, advisors and service providers may provide services exclusively to GSO and/or Blackstone, including Other Clients and their portfolio companies, although such advisors and service providers will not be considered employees of Blackstone or GSO.

In addition, certain advisors and service providers (including law firms) may temporarily provide their personnel to GSO and/or Blackstone pursuant to various arrangements including at cost or at no cost. While often the Fund is the beneficiary of these types of arrangements, GSO and/or Blackstone are from time to time the beneficiaries of these arrangements as well, including in circumstances where the advisor or service provider also provides services to the Fund in the ordinary course. Such personnel may provide services in respect of multiple matters, including in respect of matters related to GSO and/or Blackstone, their affiliates and/or portfolio companies and any costs of such personnel may be allocated accordingly.

In addition, investment banks or other financial institutions, as well as Blackstone employees, may also be Fund investors. These institutions and employees are a potential source of information and ideas that could benefit the Fund. Blackstone has procedures in place reasonably designed to prevent the inappropriate use of such information by the Fund.

Blackstone may, from time to time, encourage service providers to funds and investments to use, at market rates and/or on arm’s length terms, Blackstone-affiliated service providers in connection with the business of the Fund, portfolio companies, and unaffiliated entities. This practice provides an indirect benefit to Blackstone in the form of added business for Blackstone-affiliated service providers.

Blackstone-affiliated service providers are generally expected to receive competitive market rate fees (as determined by the Adviser or its affiliates) with respect to certain Investments, include:

•	COE. The Blackstone Center of Excellence, located in Gurgaon, India (the “COE”) is a captive center of resources administered by Blackstone and ThoughtFocus Technologies LLC (“ThoughtFocus”), an independent firm in which Blackstone holds a minority position and participates as a member of the board. The COE is expected to perform services for certain funds that may have historically been performed by Blackstone personnel, such as funds’ administrative services, data collection and management services, and technology implementation and support services, which may be paid for by the funds that receive such services on a similar basis as a third party providing such services. Blackstone, through its interest in ThoughtFocus, receives an indirect benefit resulting from the funds’ payments for such services. These fees do not offset management fees payable by the shareholders.

•	Equity Healthcare. Equity Healthcare LLC (“Equity Healthcare”) is a Blackstone affiliate that negotiates with providers of standard administrative services for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, which include unaffiliated third parties, Equity Healthcare is able to negotiate pricing terms that are believed to be more favorable than those that the portfolio companies could obtain on an individual basis. The fees received by Equity Healthcare in connection with services provided to investments will not offset the management fee payable by shareholders.

•	Optiv. Optiv is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions and may provide goods and services for the Blackstone funds and their portfolio companies.

•	BTIG. In December 2016, certain funds made a strategic minority investment in BTIG. BTIG is a global financial services firm that provides institutional trading, investment banking, research and related brokerage services and may provide goods and services for the Fund, Other Clients or any of their portfolio companies and the Blackstone Tactical Opportunities Program.

•	Refinitiv. In October 2018, a consortium led by Blackstone acquired a 55% equity stake of Refinitiv, formerly the Financial & Risk division of Thomson Reuters, which includes the Evaluated Pricing Service (formerly known as Thomson Reuters Pricing Service). From time to time, Refinitiv is expected to provide valuation and other services to the Fund on an arms-length basis.

Allocation of Personnel. The Adviser and their respective members, partners, officers and employees will devote as much of their time to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the Investment Advisory Agreement, the Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and GSO, and their officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such other advisees of the Adviser and GSO. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the Fund and shareholders. Furthermore, GSO and GSO personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of GSO may share in the fees and performance-based compensation from the Fund; similarly, GSO personnel may share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. GSO’s determination of the amount of time necessary to conduct the Fund’s activities will be conclusive, and shareholders rely on GSO’s judgment in this regard.

Portfolio Company Data. The Firm receives or obtains various kinds of data and information from the Fund, Other Clients and their portfolio companies, including data and information relating to business operations, trends, budgets, customers and other metrics, some of which are sometimes referred to as “big data.” The Firm can be expected to be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes, as a result of its access to (and rights regarding) this data and information from the Fund, Other Clients and their portfolio companies. The Firm has entered and will continue to enter into information sharing and use arrangements with the Fund, Other Clients and their portfolio companies, related parties and service providers, which may give the Firm access to (and rights regarding) data that it would not otherwise obtain in the ordinary course. Although the Firm believes that these activities improve the Firm’s investment management activities on behalf of the Fund and Other Clients, information obtained from the Fund and portfolio companies also provides material benefits to Blackstone, GSO or Other Clients without compensation or other benefit accruing to the Fund or shareholders. For example, information from a portfolio company in which the Fund holds an interest can be expected to enable the Firm to better understand a particular industry and execute trading and investment strategies in reliance on that understanding for Blackstone, GSO and Other Clients that do not own an interest in the portfolio company, without compensation or benefit to the Fund or portfolio companies.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, and regulatory limitations on the use of material nonpublic information, the Firm is generally free to use data and information from the Fund’s activities to assist in the pursuit of the Firm’s various other activities, including to trade for the benefit of the Firm and/or an Other Client in the securities of unaffiliated issuers while using or otherwise being in possession of such information. Any confidentiality obligations in the investment sub-advisory agreement do not limit the Firm’s ability to do so. For example, the Firm’s ability to trade in securities of an issuer relating to a specific industry may, subject to applicable law, be enhanced by information of a portfolio company and/or entity in the same or related industry. Such trading can be expected to provide a material benefit to the Firm without compensation or other benefit to the Fund or shareholders.

The Firm believes that access to this information furthers the interests of the Common Shareholders by providing opportunities for operational improvements across portfolio companies and/or entities and in connection with the Fund’s investment management activities. Subject to appropriate contractual arrangements, the Firm may also utilize such information outside of the Fund’s activities in a manner that provides a material benefit to the Firm and/or its affiliates, but not the Fund. The sharing and use of “big data” and other information presents potential conflicts of interest and investors acknowledge and agree that any benefits received by the Firm or its personnel (including fees (in cash or in kind), costs and expenses) will not be subject to management fee offset provisions or otherwise shared with the Fund or shareholders. As a result, the Adviser may have an incentive to pursue investments that have data and information that can be utilized in a manner that benefits the Firm or Other Clients.

Material, Non-Public Information. GSO may come into possession of material non-public information with respect to an issuer. Should this occur, GSO would be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act for the Fund upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of GSO that might be relevant to an investment decision to be made for the Fund. In addition, GSO, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, may choose to forgo an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund.

In addition, affiliates of GSO within Blackstone may come into possession of material non-public information with respect to an issuer. Should this occur, GSO may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if the Firm deemed such restriction appropriate. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Firm that might be relevant to an investment decision to be made by the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Other Trading and Investing Activities. Certain Other Clients may invest in securities of publicly traded companies that are actual or potential investments of the Fund. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the Fund in such securities or related securities. In addition, the Fund might not pursue an investment in an issuer as a result of such trading activities by Other Clients.

Possible Future Activities. The Firm and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Regulatory Inquiries. Blackstone is subject to extensive regulation, including periodic examinations, by governmental agencies and self-regulatory organizations in the jurisdictions in which it operates around the world. These authorities have regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on particular activities. Many of these regulators, including U.S. and foreign government agencies and self-regulatory organizations, as well as state securities commissions in the United States, are also empowered to conduct investigations and administrative proceedings that can result in fines, suspensions of personnel, changes in policies, procedures or disclosure or other sanctions, including censure, the issuance of cease-and-desist orders, the suspension or expulsion of a broker-dealer or investment adviser from registration or memberships or the commencement of a civil or criminal lawsuit against Blackstone or its personnel. Blackstone is regularly subject to requests for information and informal or formal investigations by the SEC and other regulatory authorities, with which Blackstone routinely cooperates and even historical practices that have been previously examined are being revisited. Even if an investigation or proceeding did not result in a sanction or the sanction imposed against Blackstone or its personnel by a regulator were small in monetary amount, the adverse publicity relating to the investigation, proceeding or imposition of these sanctions could harm Blackstone, GSO, the Adviser and the Fund. While it is difficult to predict what impact, if any, the foregoing may have, there can be no assurance that any of the foregoing, whether applicable to Blackstone or GSO specifically or the underlying funds in which Blackstone or GSO invests generally, would not have a material adverse effect on the Fund and its ability to achieve its investment objective. As a result, there can be no assurance that any of the foregoing will not have an adverse impact on Blackstone, GSO or the Adviser or otherwise impede the Fund’s ability to effectively achieve its investment objective.

Restrictions Arising under the Securities Laws. The Firm’s activities and the activities of Other Clients (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions (including under the 1940 Act) on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the Common Shareholders.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain of the Fund’s affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser between its interests in the Fund and the portfolio company, in that the ability of the Adviser to act in the Fund’s best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Additional Potential Conflicts. The officers, directors, members, managers, and employees of the Adviser and GSO may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by the Adviser or GSO, as applicable. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the Fund to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Fund.

Transactions with Clients of Blackstone Insurance Solutions. Blackstone Insurance Solutions (“BIS”) is a business unit of Blackstone that is comprised of two affiliated registered investment advisers. BIS provides investment advisory services to insurers (including insurance companies that are owned, directly or indirectly, by Blackstone or Other Clients, in whole or in part). Actual or potential conflicts of interest may arise with respect to the relationship of the Fund and portfolio companies with the funds, vehicles or accounts BIS advises or sub-advises, including accounts where an insurer participates in investments directly and there is no separate vehicle controlled by Blackstone (collectively, “BIS Clients”). BIS Clients may have investment objectives that overlap with those of the Fund or portfolio companies, and such BIS Clients may invest alongside the Fund or such portfolio companies in certain investments, which will reduce the investment opportunities otherwise available to the Fund or such portfolio companies. BIS Clients will also participate in transactions related to the Fund and/or portfolio companies (e.g., as originators, co-originators, counterparties or otherwise). Other transactions in which BIS Clients will participate include, without limitation, investments in debt or other securities issued by portfolio companies or other forms of financing to portfolio companies (including special purpose vehicles established by the Fund or such portfolio companies). When investing alongside the Fund or portfolio companies or in other transactions related to the Fund or portfolio companies (to the extent permitted by the 1940 Act or exemptive relief from the SEC), BIS Clients may or may not invest or divest at the same time or on the same terms as the Fund or the applicable portfolio companies. BIS Clients will also from time to time acquire investments and portfolio companies directly or indirectly from the Fund, including one or more royalty streams, which may be securitized along with other royalty streams. In circumstances where GSO determines in good faith that the conflict of interest is mitigated in whole or in part through various measures that Blackstone, GSO or GSO / Blackstone implements, GSO / Blackstone will not be required to seek approval of the Board or the shareholders. In order to seek to mitigate any potential conflicts of interest with respect to such transactions (or other transactions involving BIS Clients), Blackstone may, in its discretion, involve independent members of the board of a portfolio company or a third party stakeholder in the transaction to negotiate price and terms on behalf of the BIS Clients or otherwise cause the BIS Clients to “follow the vote” thereof, and/or cause an independent client representative or other third party to approve the investment or otherwise represent the interests of one or more of the parties to the transaction. In addition, Blackstone or GSO / Blackstone may limit the percentage interest of the BIS Clients participating in such transaction, or obtain appropriate price quotes or other benchmarks, or, alternatively, a third-party price opinion or other document to support the reasonableness of the price and terms of the transaction. BIS will also from time to time require the applicable BIS Clients participating in a transaction to consent thereto (including in circumstances where GSO / Blackstone does not seek the consent of the Board or the shareholders). There can be no assurance that any such measures or other measures that may be implemented by Blackstone will be effective at mitigating any actual or potential conflicts of interest.

(a)(3) Portfolio Manager Compensation as of September 30, 2019

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of September 30, 2019.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Robert Zable	$100,001 – $500,000
Gordon McKemie	$10,001 - $50,000
Daniel T. McMullen	$50,001 - $100,000
Robert Post	$10,001 - $50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to registrant.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c)	The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	December 6, 2019

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	December 6, 2019

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	December 6, 2019